UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Exchange-Traded Funds
June 30, 2022
Fund	Ticker	Listing Exchange
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	JUSA	NYSE Arca
JPMorgan Active Value ETF	JAVA	NYSE Arca
JPMorgan Equity Premium Income ETF	JEPI	NYSE Arca
JPMorgan Nasdaq Equity Premium Income ETF	JEPQ	Nasdaq Stock Market® LLC

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
August 9, 2022 (Unaudited)
Dear Shareholder,

“Amid the current backdrop, we
believe investors should recognize
the potential benefits of a
well-diversified portfolio that adjusts
to near-term market challenges while
pursuing long-term opportunities.”
— Brian S. Shlissel

Financial markets and the global economy have been battered in 2022 by accelerating inflation and rising interest rates, armed conflict in Ukraine and the ongoing impacts of the pandemic. Investors who may have adapted to economic changes brought about by the Covid-19 virus, now face market circumstances not seen in over a decade.
U.S. equity prices had largely led a rally in global equities through the end of 2021 and into January 2022. Following the invasion of Ukraine in late February and the resulting multilateral sanctions imposed on Russia, financial markets slumped in the first quarter of 2022 and U.S. equities rendered their worst first-half performance since 1970. Amid the sell-off, investor demand turned to U.S. Treasury bonds and U.S. core fixed income.
The U.S. Federal Reserve (the “Fed”) enacted an increasingly aggressive monetary policy in response to the highest inflation rate in 40 years. In March 2022, the Fed raised its benchmark interest rate by 25 basis points - the first rate increase in more than three years - then followed with increases of 50 basis points in May and 75 basis points each in June and July. At the same time, U.S. domestic product fell 1.6% in the first quarter of 2022 and an estimated 0.9% in the second quarter.
Notably, corporate earnings and revenues largely outpaced investor expectations in the first half of 2022, supported by strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Labor markets also showed resilience. The U.S. unemployment rate remained at 3.6% from February through June.
The Fed and other leading central banks have largely stated their intent to maintain a flexible policy response to inflationary pressure that also avoids risks to economic growth. Meanwhile, the conflict in Ukraine and its broader impact on energy supplies to Europe and grain exports to large parts of the world remains a key driver of geopolitical uncertainty.
Amid the current backdrop, we believe investors should recognize the potential benefits of a well-diversified portfolio that adjusts to near-term market challenges while pursuing long-term opportunities. Our broad array of innovative investment solutions is designed to equip investors with the tools to build durable portfolios that can serve to meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

June 30, 2022	J.P. Morgan Exchange-Traded Funds	1

J.P. Morgan Exchange-Traded Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and the global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total returns for the twelve-month period was -10.6%. Within U.S. equity markets, small cap and mid cap stocks generally declined more than large cap stocks and growth stocks declined more than value stocks.

2	J.P. Morgan Exchange-Traded Funds	June 30, 2022

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
FUND COMMENTARY
FOR THE PERIOD July 7, 2021 (FUND INCEPTION) THROUGH June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(11.67)%
Market Price **	(11.85)%
S&P 500 Index	(11.88)%
Net Assets as of 6/30/2022	$23,679,162
Fund Ticker	JUSA
INVESTMENT OBJECTIVE ***
The JPMorgan ActiveBuilders U.S. Large Cap Equity ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in equity securities of large, well-established companies located in the U.S. The Fund allocates to a variety of the adviser’s actively managed U.S. equity strategies, including style strategies and seeks to outperform the S&P 500 Index (the “Benchmark”) over time while maintaining similar risk characteristics.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the period from inception on July 7, 2021 to June 30, 2022, the Fund outperformed the Benchmark.
The Fund’s security selection in the pharmaceuticals & biotechnology sector and the retailing sector were leading contributors to performance relative to the Index, while the Fund’s security selection in the materials sector and its underweight position in the energy sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc. and Northrop Grumman Corp., and its underweight position in PayPal Holdings Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue and continued sales growth. Shares of Northrop Grumman, an aerospace and defense company, rose amid better-than-expected quarterly earnings and investor expectations that the defense sector would benefit from U.S. deliveries of military hardware to Ukraine’s military. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Snap Inc. and Shopify Inc., and its overweight position in Biogen Inc.
Shares of Snap, an online camera platform and social media provider, fell after the company reported lower-than-expected quarterly results and forecast weakness in cash flow and revenue in 2022. Shares of Shopify, an internet retailing platform operator, fell amid weakness among e-commerce stocks and after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of Biogen, a pharmaceuticals developer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2022 and after its chief executive stepped down in May 2022.
HOW WAS THE FUND POSITIONED?
While the Fund was managed on a sector-neutral basis during the period, the Fund’s largest overweight allocations relative to the Benchmark were to the diversified financials and banks sectors and its largest underweight allocations were to the technology hardware & equipment and software & services sectors.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
FUND COMMENTARY
FOR THE PERIOD July 7, 2021 (FUND INCEPTION) THROUGH June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $43.05 as of June 30, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2022, the closing price was $42.96.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	5.7
3.	AbbVie, Inc.	2.8
4.	Alphabet, Inc., Class A	2.7
5.	Amazon.com, Inc.	2.6
6.	Alphabet, Inc., Class C	2.4
7.	Tesla, Inc.	1.7
8.	Coca-Cola Co. (The)	1.7
9.	Bristol-Myers Squibb Co.	1.7
10.	Deere & Co.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.1%
Health Care	17.0
Financials	12.3
Consumer Discretionary	12.2
Industrials	10.2
Communication Services	8.0
Consumer Staples	4.6
Energy	4.1
Utilities	3.1
Materials	2.9
Real Estate	2.0
Short-Term Investments	0.5

4	J.P. Morgan Exchange-Traded Funds	June 30, 2022

TOTAL RETURNS AS OF June 30, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
Net Asset Value	July 7, 2021	(11.67)%
Market Price		(11.85)
LIFE OF FUND PERFORMANCE  (7/7/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on July 7, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan ActiveBuilders U.S. Large Cap Equity ETF and the S&P 500 Index from July 7, 2021 to June 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Active Value ETF
FUND COMMENTARY
FOR THE PERIOD October 4, 2021 (FUND INCEPTION) THROUGH June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(2.37)%
Market Price **	(2.57)%
Russell 1000 Value Index	(6.81)%
Net Assets as of 6/30/2022	$44,225,127
Fund Ticker	JAVA
INVESTMENT OBJECTIVE***
The JPMorgan Active Value ETF (the “Fund”) seeks to provide long-term capital appreciation.
INVESTMENT APPROACH
The Fund invests primarily in large- and mid-cap equity securities that the adviser believes are attractively valued given their growth potential over a long-term time horizon. The Fund employs a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the period from inception on October 4, 2021 to June 30, 2022, the Fund outperformed the Russell 1000 Value Index (the “Index”).
The Fund’s security selection in the health care sector and its overweight position in the energy sector were leading contributors to performance relative to the Index, while the Fund’s overweight positions in the consumer discretionary and financials sector were leading contributors to relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Bristol Myers Squibb Co. and Vertex Pharmaceuticals Inc., and its underweight position in J.P. Morgan Chase & Co. Shares of Bristol Myers Squibb, a pharmaceuticals manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of Vertex Pharmaceuticals, a drug development company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2021 and reported progress in its product development pipeline. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from owning because of JPMorgan Chase’s affiliation with the Fund's adviser, fell after the company reported rising consumer debt delinquencies in 2021 and lower-than-expected earnings for the first quarter of 2022.
Leading individual detractors from relative performance included the Fund’s overweight positions in Zimmer Biomet Holdings Inc. and Royal Caribbean Cruises Ltd., and its underweight position in AT&T Inc. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor concerns that slowing economic growth and rising inflation would hurt the travel and hospitality sectors. Shares of AT&T, a telecommunications provider, rose after the company reported better-than-expected earnings for the first quarter of 2022 and ahead of the company’s sale of its Warner Media business for an estimated $40.4 billion.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up approach to stock selection, based on company fundamentals, quantitative screening and proprietary fundamental analysis. As a result of this process, the Fund’s largest sector allocations were to the financials and health care sectors and its smallest allocations were to the real estate and communication services sectors.

6	J.P. Morgan Exchange-Traded Funds	June 30, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.81 as of June 30, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2022, the closing price was $47.71.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bristol-Myers Squibb Co.	3.5%
2.	Wells Fargo & Co.	2.8
3.	Raytheon Technologies Corp.	2.5
4.	Exxon Mobil Corp.	2.2
5.	Chevron Corp.	2.1
6.	Comcast Corp., Class A	2.1
7.	Bank of America Corp.	2.0
8.	AbbVie, Inc.	1.9
9.	Hess Corp.	1.9
10.	Cigna Corp.	1.9

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	22.2%
Financials	20.6
Industrials	11.2
Energy	10.0
Consumer Staples	6.8
Information Technology	5.4
Consumer Discretionary	5.3
Materials	4.1
Utilities	4.0
Communication Services	3.6
Real Estate	3.6
Short-Term Investments	3.2

June 30, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Active Value ETF
FUND COMMENTARY
FOR THE PERIOD October 4, 2021 (FUND INCEPTION) THROUGH June 30, 2022 (Unaudited) (continued)
TOTAL RETURNS AS OF June 30, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Active Value ETF
Net Asset Value	October 4, 2021	(2.37)%
Market Price		(2.57)
LIFE OF FUND PERFORMANCE  (10/4/21 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on October 4, 2021.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Active Value ETF and the Russell 1000 Value Index from October 4, 2021 to June 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The Russell 1000 Value Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Exchange-Traded Funds	June 30, 2022

JPMorgan Equity Premium Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(0.49)%
Market Price **	(0.62)%
S&P 500 Index	(10.62)%
ICE BofAML 3-Month US Treasury Bill Index	0.17%
Net Assets as of 6/30/2022	$10,206,410,953
Fund Ticker	JEPI
INVESTMENT OBJECTIVE***
The JPMorgan Equity Premium Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
INVESTMENT APPROACH
The Fund generates income by investing in a combination of options-based equity-linked notes and U.S. large cap stocks, seeking to provide a monthly distributions at a relatively stable level. The Fund uses a proprietary research process designed to identify over- and undervalued stocks with attractive risk/return characteristics.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the S&P 500 Index (the “Benchmark”) and underperformed the ICE BofAML 3-Month US Treasury Bill Index for the twelve months ended June 30, 2022.
The Fund’s use of options-based equity-linked notes allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 5% of the Benchmark’s total return with about 66% of the Benchmark’s volatility during the reporting period, resulting in income of $4.96 per share.
The Fund’s security selection in the health care and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its overweight position in the materials sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Meta Platforms Inc., and its overweight position in Progressive Corp. Shares of PayPal Holdings, a digital payments platform provider not held in the Fund, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Meta Platforms, the parent of Facebook Inc., fell after the company reported weaker-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected revenue forecast. Shares of Progressive, a property and casualty insurance provider, rose amid monthly increases in the company’s net premiums.
Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc., Tesla Inc. and Alphabet Inc. Shares of Apple, a provider of computers, mobile devices and related services, rose amid record earnings and revenue in the second half of 2021 and continued strong demand for mobile phones. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Alphabet, an information technology company and parent company of Google. that was not held in the Fund, rose amid continued growth in quarterly revenue earnings during the period.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers maintained a defensive equity portfolio, investing primarily in common stocks of large cap U.S. companies, with reduced volatility compared with the Benchmark, while using options-based equity-linked notes in a consistent and disciplined manner. The combination of the diversified portfolio of equity securities and income from options-based equity-linked notes provided the Fund with a portion of the returns associated with equity market investments, less risk compared with the equity market, and a stream of distributable monthly income.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Equity Premium Income ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.45 as of June 30, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2022, the closing price was $55.45.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada)	1.7%
2.	Progressive Corp. (The)	1.7
3.	AbbVie, Inc.	1.7
4.	Bristol-Myers Squibb Co.	1.6
5.	UnitedHealth Group, Inc.	1.6
6.	Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland)	1.6
7.	Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland)	1.6
8.	Coca-Cola Co. (The)	1.6
9.	Hershey Co. (The)	1.6
10.	Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index)	1.6

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	13.0%
Consumer Staples	12.0
Industrials	11.8
Information Technology	10.7
Financials	9.6
Utilities	8.5
Consumer Discretionary	4.8
Communication Services	4.6
Materials	3.5
Real Estate	2.8
Energy	2.7
Other ****	14.8
Short-Term Investments	1.2

10	J.P. Morgan Exchange-Traded Funds	June 30, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Equity Premium Income ETF
Net Asset Value	May 20, 2020	(0.49)%	13.86%
Market Price		(0.62)	13.85
LIFE OF FUND PERFORMANCE  (5/20/20 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 20, 2020.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Equity Premium Income ETF, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from May 20, 2020 to June 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Nasdaq Equity Premium Income ETF
FUND COMMENTARY
FOR THE PERIOD May 3, 2022 (FUND INCEPTION) THROUGH June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(8.33)%
Market Price **	(7.77)%
Nasdaq-100 Index®	(11.95)%
ICE BofAML 3-Month US Treasury Bill Index	0.08%
Net Assets as of 6/30/2022	$101,155,729
Fund Ticker	JEPQ
INVESTMENT OBJECTIVE***
The JPMorgan Nasdaq Equity Premium Income ETF (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
INVESTMENT APPROACH
The Fund seeks to generate income through a combination of options-based equity-linked notes and investing in U.S. large cap growth stocks, seeking to provide monthly distributions at a relatively stable level. The Fund seeks to deliver a significant portion of the returns associated with the Nasdaq-100 Index (the “Benchmark”), while exposing investors to lower volatility than the Benchmark and also providing incremental income. The Fund’s equity portfolio follows a proprietary data science driven investment approach designed to drive portfolio allocations while maximizing risk-adjusted expected returns.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund outperformed the Benchmark and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the period from inception May 3, 2022 to June 30, 2022. The Fund’s use of options-based equity-linked notes allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 70% of the Benchmark’s total return with about 82% of the Benchmark’s volatility during the reporting period, resulting in income of $0.38 per share.
The Fund’s security selection in the health care and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in NextEra
Energy Inc. and AbbVie Inc., and its overweight position in Synopsis Inc. Shares of NextEra, an electric utility operating primarily in Florida, rose after the company raised its 2022 earnings forecast and the U.S. waived tariffs on Chinese-made solar panels for a two-year period. Shares of AbbVie, a pharmaceuticals maker, rose as the company reached settlements with various U.S. states to resolve legal claims against the company’s Allergan unit stemming from the opioid addiction epidemic. Shares of Synopsis, a software and services provider, rose after the company reported better-than-expected earnings for its fiscal second quarter and raised its earnings forecast.
Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Amgen Inc., PepsiCo Inc. and Starbucks Corp. Shares of Amgen, a pharmaceuticals maker, rose after the company reported better-than-expected earnings and sales for the first quarter of 2022. Shares of PepsiCo, a soft drinks, packaged foods and snacks company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Starbucks, a specialty coffee, beverages and food retailer not held in the Fund, rose in the first half of the reporting period after the company forecast earnings and sales growth.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics, while using options-based equity-linked notes in a consistent and disciplined manner. The combination of the portfolio of equity securities and income from options-based equity-linked notes provided the Fund with a portion of the returns associated with equity market investments, less risk compared with the equity market, and a stream of distributable monthly income.

12	J.P. Morgan Exchange-Traded Funds	June 30, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.46 as of June 30, 2022.
**
Market price return was calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Nasdaq Stock Market® LLC. As of June 30, 2022, the closing price was $45.76.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Equity-Linked Notes that are linked to the Nasdaq-100 Index.
ELN	Equity-Linked Note

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	9.6%
2.	Microsoft Corp.	9.2
3.	Alphabet, Inc., Class C	6.8
4.	Amazon.com, Inc.	5.1
5.	BNP Paribas, ELN, 117.90%, 8/9/2022, (linked to Nasdaq-100 Index)	4.8
6.	GS Finance Corp., ELN, 120.92%, 7/26/2022, (linked to Nasdaq-100 Index)	4.1
7.	Credit Suisse AG, ELN, 114.00%, 8/2/2022, (linked to Nasdaq-100 Index) (Switzerland)	3.7
8.	Tesla, Inc.	3.0
9.	Meta Platforms, Inc., Class A	2.7
10.	UBS AG, ELN, 93.25%, 7/19/2022, (linked to Nasdaq-100 Index) (Switzerland)	2.4

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	39.7%
Communication Services	13.2
Consumer Discretionary	12.2
Health Care	5.8
Consumer Staples	5.4
Industrials	3.1
Utilities	1.6
Real Estate	0.4
Other ****	16.9
Short-Term Investments	1.7

June 30, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Nasdaq Equity Premium Income ETF
FUND COMMENTARY
FOR THE PERIOD May 3, 2022 (FUND INCEPTION) THROUGH June 30, 2022 (Unaudited) (continued)
TOTAL RETURNS AS OF June 30, 2022 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Nasdaq Equity Premium Income ETF
Net Asset Value	May 3, 2022	(8.33)%
Market Price		(7.77)
LIFE OF FUND PERFORMANCE  (5/3/22 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
Fund commenced operations on May 3, 2022.
The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Nasdaq Equity Premium Income ETF, the Nasdaq-100 Index and the ICE BofAML 3-Month US Treasury Bill Index from May 3, 2022 to June 30, 2022. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Nasdaq®, Nasdaq-100 Index®, Nasdaq 100® and NDX® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by the adviser. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

14	J.P. Morgan Exchange-Traded Funds	June 30, 2022

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%
Aerospace & Defense — 1.8%
General Dynamics Corp.	275	60,844
Northrop Grumman Corp.	471	225,406
Raytheon Technologies Corp.	1,341	128,883
Textron, Inc.	294	17,955
		433,088
Air Freight & Logistics — 1.0%
FedEx Corp.	108	24,485
United Parcel Service, Inc., Class B	1,211	221,056
		245,541
Airlines — 0.2%
Southwest Airlines Co. *	1,278	46,161
Auto Components — 0.0% ^
Magna International, Inc. (Canada)	197	10,815
Automobiles — 1.8%
General Motors Co. *	353	11,211
Tesla, Inc. *	609	410,113
		421,324
Banks — 4.6%
Bank of America Corp.	4,702	146,373
Citigroup, Inc.	1,565	71,975
Citizens Financial Group, Inc.	462	16,489
Fifth Third Bancorp	570	19,152
M&T Bank Corp.	180	28,690
PNC Financial Services Group, Inc. (The)	323	50,960
SVB Financial Group *	191	75,443
Truist Financial Corp.	5,503	261,007
US Bancorp	2,498	114,958
Wells Fargo & Co.	7,902	309,521
		1,094,568
Beverages — 2.3%
Coca-Cola Co. (The)	6,450	405,770
Constellation Brands, Inc., Class A	124	28,899
Monster Beverage Corp. *	568	52,654
PepsiCo, Inc.	388	64,664
		551,987
Biotechnology — 5.3%
AbbVie, Inc.	4,265	653,228
Amgen, Inc.	391	95,130
Biogen, Inc. *	101	20,598
Regeneron Pharmaceuticals, Inc. *	510	301,476
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Seagen, Inc. *	257	45,474
Vertex Pharmaceuticals, Inc. *	471	132,723
		1,248,629
Building Products — 0.9%
Masco Corp.	313	15,838
Trane Technologies plc	1,512	196,363
		212,201
Capital Markets — 4.5%
Ameriprise Financial, Inc.	319	75,820
BlackRock, Inc.	123	74,912
Blackstone, Inc.	1,190	108,564
Charles Schwab Corp. (The)	2,184	137,985
Goldman Sachs Group, Inc. (The)	158	46,929
Intercontinental Exchange, Inc.	228	21,441
Morgan Stanley	3,945	300,057
MSCI, Inc.	36	14,837
S&P Global, Inc.	583	196,506
State Street Corp.	389	23,982
T. Rowe Price Group, Inc.	540	61,349
		1,062,382
Chemicals — 2.0%
Air Products and Chemicals, Inc.	270	64,930
Axalta Coating Systems Ltd. *	2,347	51,892
Celanese Corp.	50	5,880
DuPont de Nemours, Inc.	213	11,838
Eastman Chemical Co.	1,076	96,592
Linde plc (United Kingdom)	188	54,056
PPG Industries, Inc.	1,161	132,749
Sherwin-Williams Co. (The)	203	45,454
		463,391
Commercial Services & Supplies — 0.2%
Cintas Corp.	23	8,591
Republic Services, Inc.	221	28,922
		37,513
Communications Equipment — 0.0% ^
Motorola Solutions, Inc.	39	8,174
Construction Materials — 0.5%
Martin Marietta Materials, Inc.	62	18,553
Vulcan Materials Co.	726	103,164
		121,717
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	15

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Consumer Finance — 0.7%
American Express Co.	638	88,440
Capital One Financial Corp.	684	71,266
		159,706
Containers & Packaging — 0.1%
Avery Dennison Corp.	74	11,978
Ball Corp.	240	16,505
		28,483
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B *	668	182,378
Voya Financial, Inc.	108	6,429
		188,807
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	3,620	183,715
Electric Utilities — 2.5%
Entergy Corp.	138	15,544
Evergy, Inc.	145	9,461
Exelon Corp.	1,192	54,021
FirstEnergy Corp.	520	19,963
NextEra Energy, Inc.	4,312	334,008
Xcel Energy, Inc.	2,184	154,540
		587,537
Electrical Equipment — 1.3%
Eaton Corp. plc	2,156	271,634
Rockwell Automation, Inc.	202	40,261
		311,895
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., Class A	891	57,363
Energy Equipment & Services — 0.4%
Baker Hughes Co.	3,654	105,491
Entertainment — 0.2%
Netflix, Inc. *	136	23,782
Walt Disney Co. (The) *	345	32,568
		56,350
Equity Real Estate Investment Trusts (REITs) — 2.0%
AvalonBay Communities, Inc.	77	14,957
Camden Property Trust	196	26,358
Equinix, Inc.	34	22,339
Equity LifeStyle Properties, Inc.	207	14,587
Host Hotels & Resorts, Inc.	2,202	34,527
Kimco Realty Corp.	574	11,348
INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
Prologis, Inc.	2,266	266,595
SBA Communications Corp.	50	16,003
Sun Communities, Inc.	120	19,123
Ventas, Inc.	843	43,356
		469,193
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	127	60,869
Walmart, Inc.	597	72,583
		133,452
Food Products — 0.4%
Hershey Co. (The)	59	12,694
Mondelez International, Inc., Class A	1,384	85,933
		98,627
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	316	34,334
ABIOMED, Inc. *	42	10,396
Baxter International, Inc.	488	31,344
Becton Dickinson and Co.	144	35,500
Boston Scientific Corp. *	5,571	207,631
Dexcom, Inc. *	385	28,694
Intuitive Surgical, Inc. *	654	131,264
Medtronic plc	703	63,094
Zimmer Biomet Holdings, Inc.	461	48,433
		590,690
Health Care Providers & Services — 4.7%
Centene Corp. *	2,608	220,663
Cigna Corp.	245	64,562
CVS Health Corp.	959	88,861
Elevance Health, Inc.	169	81,556
HCA Healthcare, Inc.	451	75,795
Humana, Inc.	121	56,637
McKesson Corp.	524	170,934
UnitedHealth Group, Inc.	697	358,000
		1,117,008
Hotels, Restaurants & Leisure — 2.5%
Booking Holdings, Inc. *	31	54,219
Chipotle Mexican Grill, Inc. *	49	64,056
Expedia Group, Inc. *	130	12,328
Hilton Worldwide Holdings, Inc.	165	18,387
Marriott International, Inc., Class A	818	111,256
SEE NOTES TO FINANCIAL STATEMENTS.

16	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
McDonald's Corp.	1,353	334,029
Yum! Brands, Inc.	67	7,605
		601,880
Household Durables — 0.2%
Lennar Corp., Class A	359	25,335
Newell Brands, Inc.	829	15,784
Toll Brothers, Inc.	163	7,270
		48,389
Household Products — 0.6%
Kimberly-Clark Corp.	196	26,489
Procter & Gamble Co. (The)	874	125,673
		152,162
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	131	22,769
Insurance — 1.7%
Aon plc, Class A	76	20,496
Arthur J Gallagher & Co.	66	10,761
Chubb Ltd.	242	47,572
Hartford Financial Services Group, Inc. (The)	1,164	76,160
Loews Corp.	347	20,563
Marsh & McLennan Cos., Inc.	132	20,493
MetLife, Inc.	554	34,786
Progressive Corp. (The)	958	111,387
Prudential Financial, Inc.	269	25,738
Travelers Cos., Inc. (The)	170	28,752
		396,708
Interactive Media & Services — 6.0%
Alphabet, Inc., Class A *	288	627,627
Alphabet, Inc., Class C *	259	566,550
Match Group, Inc. *	82	5,715
Meta Platforms, Inc., Class A *	1,161	187,211
Snap, Inc., Class A *	1,831	24,041
ZoomInfo Technologies, Inc., Class A *	214	7,113
		1,418,257
Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc. *	5,690	604,335
IT Services — 2.7%
Accenture plc, Class A	240	66,636
Automatic Data Processing, Inc.	95	19,954
Cognizant Technology Solutions Corp., Class A	805	54,329
Fidelity National Information Services, Inc.	146	13,384
INVESTMENTS	SHARES	VALUE($)

IT Services — continued
FleetCor Technologies, Inc. *	99	20,801
International Business Machines Corp.	420	59,300
Mastercard, Inc., Class A	882	278,253
MongoDB, Inc. *	38	9,861
Visa, Inc., Class A	550	108,290
		630,808
Life Sciences Tools & Services — 0.7%
Danaher Corp.	223	56,535
Thermo Fisher Scientific, Inc.	201	109,199
		165,734
Machinery — 2.5%
Deere & Co.	1,290	386,316
Dover Corp.	582	70,608
Ingersoll Rand, Inc.	245	10,310
Otis Worldwide Corp.	492	34,770
Parker-Hannifin Corp.	342	84,149
		586,153
Media — 0.7%
Charter Communications, Inc., Class A *	97	45,447
Comcast Corp., Class A	2,925	114,777
		160,224
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	2,594	75,900
Nucor Corp.	65	6,787
		82,687
Multiline Retail — 0.8%
Dollar General Corp.	614	150,700
Target Corp.	274	38,697
		189,397
Multi-Utilities — 0.6%
Ameren Corp.	269	24,307
CenterPoint Energy, Inc.	753	22,274
CMS Energy Corp.	782	52,785
Public Service Enterprise Group, Inc.	247	15,630
Sempra Energy	227	34,111
		149,107
Oil, Gas & Consumable Fuels — 3.6%
Cheniere Energy, Inc.	83	11,041
Chevron Corp.	720	104,242
ConocoPhillips	3,197	287,123
Diamondback Energy, Inc.	340	41,191
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	17

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
EOG Resources, Inc.	1,046	115,520
Exxon Mobil Corp.	1,358	116,299
Phillips 66	128	10,495
Pioneer Natural Resources Co.	701	156,379
Valero Energy Corp.	114	12,116
		854,406
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	139	35,399
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	5,142	395,934
Eli Lilly & Co.	701	227,285
Johnson & Johnson	936	166,150
Merck & Co., Inc.	549	50,052
Pfizer, Inc.	1,102	57,778
		897,199
Professional Services — 0.8%
Booz Allen Hamilton Holding Corp.	121	10,934
Equifax, Inc.	183	33,449
Leidos Holdings, Inc.	923	92,955
Verisk Analytics, Inc.	355	61,447
		198,785
Road & Rail — 1.4%
CSX Corp.	1,439	41,817
Norfolk Southern Corp.	869	197,515
Uber Technologies, Inc. *	2,806	57,411
Union Pacific Corp.	129	27,513
		324,256
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. *	2,964	226,657
Analog Devices, Inc.	1,441	210,516
Applied Materials, Inc.	67	6,096
ASML Holding NV (Registered), NYRS (Netherlands)	77	36,643
Enphase Energy, Inc. *	51	9,957
Lam Research Corp.	222	94,605
Microchip Technology, Inc.	431	25,032
Micron Technology, Inc.	244	13,488
NVIDIA Corp.	1,203	182,363
NXP Semiconductors NV (China)	1,803	266,898
QUALCOMM, Inc.	155	19,800
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	393	35,193
Texas Instruments, Inc.	1,240	190,526
		1,317,774
Software — 8.7%
Adobe, Inc. *	101	36,972
Fortinet, Inc. *	155	8,770
Intuit, Inc.	269	103,683
Microsoft Corp.	6,336	1,627,275
Oracle Corp.	1,901	132,823
Salesforce, Inc. *	400	66,016
Synopsys, Inc. *	234	71,066
Workday, Inc., Class A *	135	18,843
		2,065,448
Specialty Retail — 3.5%
AutoZone, Inc. *	117	251,447
Best Buy Co., Inc.	325	21,187
Home Depot, Inc. (The)	259	71,036
Lowe's Cos., Inc.	1,777	310,389
O'Reilly Automotive, Inc. *	165	104,240
TJX Cos., Inc. (The)	1,212	67,690
		825,989
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	9,888	1,351,887
Seagate Technology Holdings plc	439	31,362
		1,383,249
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	1,471	150,336
Tapestry, Inc.	927	28,292
		178,628
Tobacco — 0.5%
Altria Group, Inc.	613	25,605
Philip Morris International, Inc.	973	96,074
		121,679
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	540	72,652
Total Common Stocks (Cost $26,131,760)		23,529,882
SEE NOTES TO FINANCIAL STATEMENTS.

18	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Short Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b) (Cost $108,091)	108,091	108,091
Total Investments — 99.8% (Cost $26,239,851)		23,637,973
Other Assets Less Liabilities — 0.2%		41,189
NET ASSETS — 100.0%		23,679,162

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini S&P 500 Index	6	09/16/2022	USD	113,813	(10)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	19

JPMorgan Active Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.7%
Aerospace & Defense — 4.4%
General Dynamics Corp.	1,404	310,635
Lockheed Martin Corp.	452	194,342
Northrop Grumman Corp.	564	269,914
Raytheon Technologies Corp.	11,266	1,082,775
Textron, Inc.	1,733	105,834
		1,963,500
Air Freight & Logistics — 0.7%
FedEx Corp.	158	35,820
United Parcel Service, Inc., Class B	1,584	289,144
		324,964
Airlines — 0.8%
Delta Air Lines, Inc. *	5,644	163,507
Southwest Airlines Co. *	5,025	181,503
		345,010
Automobiles — 0.0% ^
General Motors Co. *	83	2,636
Banks — 10.0%
Bank of America Corp.	27,979	870,986
Citigroup, Inc.	6,908	317,699
Citizens Financial Group, Inc.	2,353	83,979
First Republic Bank	771	111,178
M&T Bank Corp.	3,702	590,062
PNC Financial Services Group, Inc. (The)	1,648	260,005
Regions Financial Corp.	5,027	94,256
Truist Financial Corp.	10,114	479,707
US Bancorp	7,961	366,365
Wells Fargo & Co.	31,811	1,246,037
		4,420,274
Beverages — 1.9%
Coca-Cola Co. (The)	6,794	427,410
Keurig Dr Pepper, Inc.	3,445	121,918
Monster Beverage Corp. *	1,238	114,763
PepsiCo, Inc.	1,048	174,660
		838,751
Biotechnology — 5.3%
AbbVie, Inc.	5,422	830,434
Amgen, Inc.	541	131,625
Biogen, Inc. *	178	36,301
BioMarin Pharmaceutical, Inc. *	1,328	110,051
Neurocrine Biosciences, Inc. *	817	79,641
INVESTMENTS	SHARES	VALUE($)

Biotechnology — continued
Regeneron Pharmaceuticals, Inc. *	796	470,540
Vertex Pharmaceuticals, Inc. *	2,459	692,922
		2,351,514
Building Products — 0.4%
Carrier Global Corp.	2,355	83,980
Trane Technologies plc	590	76,623
		160,603
Capital Markets — 3.6%
BlackRock, Inc.	628	382,477
Charles Schwab Corp. (The)	2,873	181,516
Goldman Sachs Group, Inc. (The)	809	240,289
Intercontinental Exchange, Inc.	1,263	118,773
Morgan Stanley	4,740	360,525
S&P Global, Inc.	423	142,576
T. Rowe Price Group, Inc.	1,539	174,846
		1,601,002
Chemicals — 2.3%
Air Products and Chemicals, Inc.	1,119	269,097
Axalta Coating Systems Ltd. *	11,992	265,143
Dow, Inc.	2,084	107,556
DuPont de Nemours, Inc.	2,552	141,840
FMC Corp.	1,999	213,913
		997,549
Commercial Services & Supplies — 0.3%
Republic Services, Inc.	1,127	147,490
Construction Materials — 0.5%
Vulcan Materials Co.	1,435	203,914
Consumer Finance — 0.9%
American Express Co.	1,530	212,088
Capital One Financial Corp.	1,767	184,104
		396,192
Containers & Packaging — 0.2%
Ball Corp.	1,222	84,037
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B *	2,239	611,292
Electric Utilities — 2.1%
Alliant Energy Corp.	90	5,275
Entergy Corp.	705	79,411
Exelon Corp.	7,356	333,374
SEE NOTES TO FINANCIAL STATEMENTS.

20	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	4,807	372,350
Xcel Energy, Inc.	1,844	130,482
		920,892
Electrical Equipment — 0.7%
Eaton Corp. plc	1,754	220,986
Rockwell Automation, Inc.	460	91,683
		312,669
Entertainment — 0.2%
Walt Disney Co. (The) *	1,097	103,557
Equity Real Estate Investment Trusts (REITs) — 3.6%
AvalonBay Communities, Inc.	390	75,758
Equity LifeStyle Properties, Inc.	6,500	458,055
Host Hotels & Resorts, Inc.	18,885	296,117
Kite Realty Group Trust	3,960	68,468
Sun Communities, Inc.	1,656	263,900
UDR, Inc.	1,722	79,281
Ventas, Inc.	4,436	228,143
Weyerhaeuser Co.	3,789	125,492
		1,595,214
Food & Staples Retailing — 2.2%
BJ's Wholesale Club Holdings, Inc. *	4,150	258,628
US Foods Holding Corp. *	7,223	221,602
Walmart, Inc.	3,985	484,496
		964,726
Food Products — 1.4%
Bunge Ltd.	953	86,428
Lamb Weston Holdings, Inc.	4,540	324,428
Mondelez International, Inc., Class A	3,605	223,834
		634,690
Health Care Equipment & Supplies — 3.1%
Becton Dickinson and Co.	733	180,707
Boston Scientific Corp. *	5,148	191,866
Medtronic plc	5,007	449,378
Zimmer Biomet Holdings, Inc.	5,356	562,701
		1,384,652
Health Care Providers & Services — 7.7%
Cardinal Health, Inc.	4,514	235,947
Centene Corp. *	7,579	641,259
Cigna Corp.	3,112	820,074
Elevance Health, Inc.	395	190,619
HCA Healthcare, Inc.	562	94,450
INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — continued
Humana, Inc.	1,338	626,278
McKesson Corp.	596	194,421
UnitedHealth Group, Inc.	1,131	580,915
		3,383,963
Hotels, Restaurants & Leisure — 1.2%
Booking Holdings, Inc. *	83	145,166
McDonald's Corp.	960	237,005
Royal Caribbean Cruises Ltd. *	3,751	130,947
		513,118
Household Durables — 0.3%
KB Home	1,525	43,401
Newell Brands, Inc.	4,223	80,406
		123,807
Household Products — 0.6%
Procter & Gamble Co. (The)	1,728	248,469
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	1,397	242,813
Insurance — 4.7%
Allstate Corp. (The)	2,159	273,610
American International Group, Inc.	4,133	211,320
Chubb Ltd.	1,235	242,776
Hartford Financial Services Group, Inc. (The)	5,825	381,130
Loews Corp.	1,770	104,890
Marsh & McLennan Cos., Inc.	675	104,794
MetLife, Inc.	2,827	177,507
Progressive Corp. (The)	2,092	243,237
Prudential Financial, Inc.	1,018	97,402
Travelers Cos., Inc. (The)	1,336	225,958
		2,062,624
Interactive Media & Services — 0.9%
Alphabet, Inc., Class C *	127	277,806
Meta Platforms, Inc., Class A *	720	116,100
		393,906
IT Services — 1.5%
Fidelity National Information Services, Inc.	5,675	520,227
International Business Machines Corp.	1,082	152,768
		672,995
Machinery — 2.5%
Deere & Co.	304	91,039
Dover Corp.	2,358	286,072
Flowserve Corp.	2,916	83,485
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	21

JPMorgan Active Value ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Machinery — continued
Parker-Hannifin Corp.	2,363	581,416
Terex Corp.	2,226	60,926
		1,102,938
Media — 2.1%
Comcast Corp., Class A	23,714	930,537
Metals & Mining — 1.1%
Alcoa Corp.	387	17,639
Freeport-McMoRan, Inc.	15,477	452,857
		470,496
Multiline Retail — 0.4%
Dollar General Corp.	805	197,579
Multi-Utilities — 1.9%
Ameren Corp.	3,416	308,670
CenterPoint Energy, Inc.	6,824	201,854
CMS Energy Corp.	3,993	269,527
Public Service Enterprise Group, Inc.	1,257	79,543
		859,594
Oil, Gas & Consumable Fuels — 10.0%
Chevron Corp.	6,502	941,360
ConocoPhillips	6,268	562,929
Diamondback Energy, Inc.	3,969	480,844
EOG Resources, Inc.	3,482	384,552
Exxon Mobil Corp.	11,556	989,656
Hess Corp.	7,741	820,081
Pioneer Natural Resources Co.	753	167,979
Valero Energy Corp.	592	62,918
		4,410,319
Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	20,262	1,560,174
Eli Lilly & Co.	804	260,681
Johnson & Johnson	3,667	650,929
Merck & Co., Inc.	751	68,469
Pfizer, Inc.	3,225	169,087
		2,709,340
Professional Services — 0.3%
Leidos Holdings, Inc.	1,477	148,749
Road & Rail — 0.5%
CSX Corp.	7,347	213,504
Semiconductors & Semiconductor Equipment — 2.2%
Analog Devices, Inc.	2,246	328,118
Lam Research Corp.	195	83,099
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	1,397	206,798
Texas Instruments, Inc.	2,191	336,647
		954,662
Software — 0.6%
Microsoft Corp.	989	254,005
Specialty Retail — 2.4%
AutoZone, Inc. *	145	311,622
Home Depot, Inc. (The)	894	245,197
Lowe's Cos., Inc.	1,009	176,242
O'Reilly Automotive, Inc. *	179	113,085
TJX Cos., Inc. (The)	4,110	229,544
		1,075,690
Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	672	91,876
Seagate Technology Holdings plc	4,968	354,914
Western Digital Corp. *	1,113	49,896
		496,686
Textiles, Apparel & Luxury Goods — 1.0%
Kontoor Brands, Inc.	1,546	51,590
NIKE, Inc., Class B	1,839	187,946
Tapestry, Inc.	6,760	206,315
		445,851
Tobacco — 0.7%
Philip Morris International, Inc.	3,219	317,844
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	1,375	184,993
Total Common Stocks (Cost $44,723,510)		42,779,610
Short Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b) (Cost $1,396,966)	1,396,966	1,396,966
Total Investments — 99.9% (Cost $46,120,476)		44,176,576
Other Assets Less Liabilities — 0.1%		48,551
NET ASSETS — 100.0%		44,225,127

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

22	June 30, 2022

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	23

JPMorgan Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 83.1%
Aerospace & Defense — 1.4%
General Dynamics Corp.	253,549	56,097,716
Northrop Grumman Corp.	70,492	33,735,357
Raytheon Technologies Corp.	375,211	36,061,529
Textron, Inc.	231,243	14,122,010
		140,016,612
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	753,207	137,490,406
Banks — 1.1%
US Bancorp	1,762,168	81,094,972
Wells Fargo & Co.	705,619	27,639,096
		108,734,068
Beverages — 3.5%
Coca-Cola Co. (The)	2,543,168	159,990,699
Constellation Brands, Inc., Class A	243,808	56,821,893
PepsiCo, Inc.	871,579	145,257,356
		362,069,948
Biotechnology — 3.4%
AbbVie, Inc.	1,102,557	168,867,630
Regeneron Pharmaceuticals, Inc. *	105,770	62,523,820
Vertex Pharmaceuticals, Inc. *	393,205	110,801,237
		342,192,687
Building Products — 1.0%
Trane Technologies plc	792,098	102,869,767
Capital Markets — 1.4%
Intercontinental Exchange, Inc.	495,172	46,565,975
S&P Global, Inc.	275,270	92,782,506
		139,348,481
Chemicals — 2.6%
Air Products and Chemicals, Inc.	329,589	79,259,563
Ecolab, Inc.	134,202	20,634,899
Linde plc (United Kingdom)	437,432	125,774,823
PPG Industries, Inc.	384,126	43,920,967
		269,590,252
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	57,475	17,198,819
Consumer Finance — 0.3%
American Express Co.	208,452	28,895,616
Containers & Packaging — 0.6%
Avery Dennison Corp.	367,607	59,504,545
INVESTMENTS	SHARES	VALUE($)

Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	365,819	99,875,903
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	2,104,765	106,816,824
Electric Utilities — 4.9%
Alliant Energy Corp.	1,557,756	91,300,079
Duke Energy Corp.	336,354	36,060,512
Evergy, Inc.	654,874	42,730,529
Exelon Corp.	2,985,619	135,308,253
FirstEnergy Corp.	1,140,822	43,796,157
NextEra Energy, Inc.	1,386,156	107,371,644
Xcel Energy, Inc.	687,587	48,653,656
		505,220,830
Electrical Equipment — 1.2%
Eaton Corp. plc	950,251	119,722,124
Electronic Equipment, Instruments & Components — 0.5%
Keysight Technologies, Inc. *	406,689	56,062,079
Equity Real Estate Investment Trusts (REITs) — 2.8%
Camden Property Trust	292,211	39,296,535
Equinix, Inc.	72	47,305
Mid-America Apartment Communities, Inc.	162,502	28,384,224
Prologis, Inc.	627,961	73,879,612
Public Storage	235,729	73,705,386
SBA Communications Corp.	46,291	14,815,435
Sun Communities, Inc.	320,113	51,013,208
		281,141,705
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	158,100	75,774,168
Walmart, Inc.	977,444	118,837,642
		194,611,810
Food Products — 3.1%
Archer-Daniels-Midland Co.	219,979	17,070,370
Hershey Co. (The)	739,659	159,145,030
Mondelez International, Inc., Class A	2,241,261	139,159,896
		315,375,296
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. *	698,431	26,030,523
Health Care Providers & Services — 2.6%
Centene Corp. *	511,927	43,314,143
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Exchange-Traded Funds	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
Elevance Health, Inc.	116,534	56,236,978
UnitedHealth Group, Inc.	320,436	164,585,543
		264,136,664
Hotels, Restaurants & Leisure — 0.8%
McDonald's Corp.	340,046	83,950,556
Household Products — 2.5%
Kimberly-Clark Corp.	864,140	116,788,521
Procter & Gamble Co. (The)	948,994	136,455,847
		253,244,368
Insurance — 5.7%
Aon plc, Class A	331,025	89,270,822
Arthur J Gallagher & Co.	867,360	141,414,374
Hartford Financial Services Group, Inc. (The)	721,685	47,219,850
Progressive Corp. (The)	1,494,556	173,772,026
Travelers Cos., Inc. (The)	772,367	130,630,431
		582,307,503
Interactive Media & Services — 1.3%
Alphabet, Inc., Class A *	62,062	135,249,234
Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc. *	726,926	77,206,810
IT Services — 6.5%
Accenture plc, Class A	426,982	118,551,552
Automatic Data Processing, Inc.	414,384	87,037,215
FleetCor Technologies, Inc. *	78,612	16,517,167
International Business Machines Corp.	217,255	30,674,234
Jack Henry & Associates, Inc.	783,127	140,978,523
Mastercard, Inc., Class A	435,226	137,305,099
Visa, Inc., Class A	658,115	129,576,262
		660,640,052
Life Sciences Tools & Services — 1.6%
Danaher Corp.	89,280	22,634,266
Thermo Fisher Scientific, Inc.	257,488	139,888,080
		162,522,346
Machinery — 2.4%
Deere & Co.	240,045	71,886,276
Dover Corp.	918,447	111,425,990
Otis Worldwide Corp.	866,636	61,245,166
		244,557,432
INVESTMENTS	SHARES	VALUE($)

Media — 1.7%
Charter Communications, Inc., Class A *	104,451	48,938,427
Comcast Corp., Class A	3,230,642	126,770,392
		175,708,819
Multi-Utilities — 3.4%
Ameren Corp.	1,100,490	99,440,276
CMS Energy Corp.	102,206	6,898,905
Consolidated Edison, Inc.	712,748	67,782,335
DTE Energy Co.	507,241	64,292,797
Sempra Energy	86,974	13,069,583
WEC Energy Group, Inc.	981,647	98,792,954
		350,276,850
Oil, Gas & Consumable Fuels — 2.7%
Chevron Corp.	499,420	72,306,028
Exxon Mobil Corp.	1,446,180	123,850,855
TC Energy Corp. (Canada)	1,517,175	78,604,837
		274,761,720
Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	2,164,545	166,669,965
Eli Lilly & Co.	446,058	144,625,385
Johnson & Johnson	763,380	135,507,584
Merck & Co., Inc.	814,369	74,246,022
		521,048,956
Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	505,171	45,647,251
Leidos Holdings, Inc.	150,211	15,127,750
		60,775,001
Road & Rail — 3.7%
Norfolk Southern Corp.	562,346	127,815,622
Old Dominion Freight Line, Inc.	543,197	139,210,527
Union Pacific Corp.	532,316	113,532,357
		380,558,506
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	310,943	45,425,663
Texas Instruments, Inc.	822,494	126,376,203
		171,801,866
Software — 1.9%
Intuit, Inc.	142,765	55,027,342
Microsoft Corp.	547,208	140,539,430
		195,566,772
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	25

JPMorgan Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — 2.7%
AutoZone, Inc. *	17,781	38,213,503
Lowe's Cos., Inc.	639,251	111,657,972
O'Reilly Automotive, Inc. *	205,539	129,851,319
		279,722,794
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	113,789	15,557,232
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	443,334	45,308,735
Tobacco — 0.9%
Altria Group, Inc.	931,935	38,926,925
Philip Morris International, Inc.	553,584	54,660,884
		93,587,809
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	355,024	47,764,929
Total Common Stocks (Cost $8,816,368,988)		8,489,023,249
	PRINCIPAL AMOUNT($)
Equity-Linked Notes — 14.7%
BNP Paribas, ELN, 76.60%, 7/25/2022, (linked to S&P 500 Index) (a)	31,662	121,707,145
BNP Paribas, ELN, 79.00%, 8/5/2022, (linked to S&P 500 Index) (a)	40,559	157,276,446
BofA Finance LLC, ELN, 81.02%, 8/1/2022, (linked to S&P 500 Index) (a)	37,235	141,236,823
Canadian Imperial Bank of Commerce, ELN, 68.70%, 7/11/2022, (linked to S&P 500 Index) (Canada) (a)	45,108	174,056,886
Citigroup Global Markets Holdings, Inc., ELN, 79.90%, 7/29/2022, (linked to S&P 500 Index) (a)	37,186	141,803,233
Credit Suisse AG, ELN, 65.60%, 7/18/2022, (linked to S&P 500 Index) (Switzerland) (a)	41,304	161,019,514
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Credit Suisse AG, ELN, 67.80%, 7/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	42,351	162,649,439
GS Finance Corp., ELN, 84.4%, 7/22/2022, (linked to S&P 500 Index) (a)	32,124	122,160,826
Societe Generale SA, ELN, 64.80%, 7/15/2022, (linked to S&P 500 Index) (a)	40,859	158,783,794
UBS AG, ELN, 78.20%, 8/8/2022, (linked to S&P 500 Index) (Switzerland) (a)	40,588	157,108,436
Total Equity-Linked Notes (Cost $1,529,989,082)		1,497,802,542
	SHARES
Short Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $121,300,698)	121,300,698	121,300,698
Total Investments — 99.0% (Cost $10,467,658,768)		10,108,126,489
Other Assets Less Liabilities — 1.0%		98,284,464
NET ASSETS — 100.0%		10,206,410,953

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Exchange-Traded Funds	June 30, 2022

JPMorgan Nasdaq Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 80.8%
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	1,609	293,707
Automobiles — 2.9%
Tesla, Inc. *	4,455	3,000,086
Beverages — 2.7%
Coca-Cola Co. (The)	12,210	768,131
Constellation Brands, Inc., Class A	1,977	460,760
Monster Beverage Corp. *	6,954	644,636
PepsiCo, Inc.	5,443	907,130
		2,780,657
Biotechnology — 3.2%
AbbVie, Inc.	5,072	776,828
Amgen, Inc.	891	216,780
Biogen, Inc. *	2,126	433,576
Regeneron Pharmaceuticals, Inc. *	1,422	840,587
Seagen, Inc. *	3,017	533,828
Vertex Pharmaceuticals, Inc. *	1,434	404,087
		3,205,686
Commercial Services & Supplies — 0.4%
Copart, Inc. *	3,561	386,938
Communications Equipment — 1.6%
Cisco Systems, Inc.	38,362	1,635,756
Electric Utilities — 1.6%
NextEra Energy, Inc.	8,916	690,633
Xcel Energy, Inc.	13,790	975,781
		1,666,414
Electrical Equipment — 0.5%
Eaton Corp. plc	3,906	492,117
Entertainment — 0.9%
Electronic Arts, Inc.	791	96,225
NetEase, Inc., ADR (China)	1,978	184,666
Netflix, Inc. *	3,546	620,089
		900,980
Equity Real Estate Investment Trusts (REITs) — 0.4%
Prologis, Inc.	3,200	376,480
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	2,479	1,188,135
Food Products — 1.4%
Kraft Heinz Co. (The)	13,156	501,770
Mondelez International, Inc., Class A	15,226	945,382
		1,447,152
INVESTMENTS	SHARES	VALUE($)

Health Care Equipment & Supplies — 1.2%
Dexcom, Inc. *	7,033	524,169
Intuitive Surgical, Inc. *	3,641	730,785
		1,254,954
Health Care Providers & Services — 0.7%
UnitedHealth Group, Inc.	1,343	689,805
Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc., Class A *	536	47,747
Booking Holdings, Inc. *	534	933,961
Chipotle Mexican Grill, Inc. *	352	460,155
Marriott International, Inc., Class A	3,365	457,674
		1,899,537
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	3,401	591,128
Interactive Media & Services — 9.4%
Alphabet, Inc., Class C *	3,128	6,842,343
Meta Platforms, Inc., Class A *	16,659	2,686,264
		9,528,607
Internet & Direct Marketing Retail — 5.4%
Amazon.com, Inc. *	48,530	5,154,371
MercadoLibre, Inc. (Brazil) *	443	282,134
		5,436,505
IT Services — 1.7%
Accenture plc, Class A	1,347	373,995
Mastercard, Inc., Class A	1,427	450,190
PayPal Holdings, Inc. *	13,067	912,599
		1,736,784
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	545	296,088
Machinery — 0.5%
Deere & Co.	1,674	501,313
Media — 2.0%
Charter Communications, Inc., Class A *	985	461,502
Comcast Corp., Class A	39,433	1,547,351
		2,008,853
Multiline Retail — 0.4%
Dollar Tree, Inc. *	2,476	385,885
Pharmaceuticals — 0.4%
Bristol-Myers Squibb Co.	4,989	384,153
Professional Services — 0.4%
Verisk Analytics, Inc.	2,210	382,529
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	27

JPMorgan Nasdaq Equity Premium Income ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Road & Rail — 0.4%
CSX Corp.	13,159	382,400
Semiconductors & Semiconductor Equipment — 11.8%
Advanced Micro Devices, Inc. *	19,756	1,510,741
Analog Devices, Inc.	7,852	1,147,099
Applied Materials, Inc.	3,722	338,628
ASML Holding NV (Registered), NYRS (Netherlands)	1,087	517,282
Broadcom, Inc.	2,125	1,032,346
Intel Corp.	15,411	576,525
Lam Research Corp.	1,977	842,498
Marvell Technology, Inc.	9,788	426,072
Micron Technology, Inc.	2,656	146,824
NVIDIA Corp.	14,589	2,211,546
NXP Semiconductors NV (China)	3,991	590,788
QUALCOMM, Inc.	9,795	1,251,213
Teradyne, Inc.	4,897	438,526
Texas Instruments, Inc.	5,704	876,420
		11,906,508
Software — 14.3%
Adobe, Inc. *	1,797	657,810
HubSpot, Inc. *	1,074	322,898
Intuit, Inc.	3,133	1,207,583
Microsoft Corp.	35,970	9,238,175
Oracle Corp.	5,619	392,600
Palo Alto Networks, Inc. *	1,266	625,328
ServiceNow, Inc. *	542	257,732
Synopsys, Inc. *	3,491	1,060,217
Workday, Inc., Class A *	3,633	507,094
Zscaler, Inc. *	1,249	186,738
		14,456,175
Specialty Retail — 1.1%
Lowe's Cos., Inc.	2,742	478,945
O'Reilly Automotive, Inc. *	990	625,442
		1,104,387
Technology Hardware, Storage & Peripherals — 10.0%
Apple, Inc.	70,566	9,647,783
Seagate Technology Holdings plc	6,866	490,507
		10,138,290
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	3,738	382,024
INVESTMENTS	SHARES	VALUE($)

Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc. *	6,335	852,311
Total Common Stocks (Cost $86,534,884)		81,692,344
	PRINCIPAL AMOUNT($)
Equity-Linked Notes — 16.7%
BNP Paribas, ELN, 117.90%, 8/9/2022, (linked to Nasdaq-100 Index) (a)	417	4,797,051
Canadian Imperial Bank of Commerce, ELN, 89.00%, 7/12/2022, (linked to Nasdaq-100 Index) (Canada) (a)	160	1,891,376
Credit Suisse AG, ELN, 114.00%, 8/2/2022, (linked to Nasdaq-100 Index) (Switzerland) (a)	307	3,691,245
GS Finance Corp., ELN, 120.92%, 7/26/2022, (linked to Nasdaq-100 Index) (a)	368	4,105,342
UBS AG, ELN, 93.25%, 7/19/2022, (linked to Nasdaq-100 Index) (Switzerland) (a)	203	2,434,577
Total Equity-Linked Notes (Cost $16,700,713)		16,919,591
	SHARES
Short Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $1,754,620)	1,754,620	1,754,620
Total Investments — 99.2% (Cost $104,990,217)		100,366,555
Other Assets Less Liabilities — 0.8%		789,174
NET ASSETS — 100.0%		101,155,729

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
ELN	Equity-Linked Note
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

28	June 30, 2022

Futures contracts outstanding as of June 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Micro E-Mini Nasdaq 100 Index	15	09/16/2022	USD	346,328	(15,350)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	29

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2022

	JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	JPMorgan Active Value ETF	JPMorgan Equity Premium Income ETF	JPMorgan Nasdaq Equity Premium Income ETF
ASSETS:
Investments in non-affiliates, at value	$23,529,882	$42,779,610	$9,986,825,791	$98,611,935
Investments in affiliates, at value	108,091	1,396,966	121,300,698	1,754,620
Cash	34,042	1,202	129,451	2,010
Deposits at broker for futures contracts	19,000	—	—	25,000
Receivables:
Investment securities sold	3,647	—	378,009,739	1,852,099
Fund shares sold	—	—	67,943,824	16,076,722
Interest from non-affiliates	—	—	64,220,923	632,408
Dividends from non-affiliates	22,795	63,066	11,076,375	24,293
Dividends from affiliates	4	53	4,581	66
Due from adviser	17	—	—	—
Other assets	—	—	35,463	—
Total Assets	23,717,478	44,240,897	10,629,546,845	118,979,153
LIABILITIES:
Payables:
Investment securities purchased	33,922	—	420,354,576	17,800,728
Variation margin on futures contracts	822	—	—	4,402
Accrued liabilities:
Management fees (See Note 3.A)	3,397	15,770	2,781,316	18,294
Other	175	—	—	—
Total Liabilities	38,316	15,770	423,135,892	17,823,424
Net Assets	$23,679,162	$44,225,127	$10,206,410,953	$101,155,729
NET ASSETS:
Paid-in-Capital	$26,962,153	$46,771,557	$11,068,996,333	$105,439,455
Total distributable earnings (loss)	(3,282,991)	(2,546,430)	(862,585,380)	(4,283,726)
Total Net Assets:	$23,679,162	$44,225,127	$10,206,410,953	$101,155,729
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001)	550,000	925,000	184,075,000	2,225,000
Net asset value, per share	$43.05	$47.81	$55.45	$45.46
Cost of investments in non-affiliates	$26,131,760	$44,723,510	$10,346,358,070	$103,235,597
Cost of investments in affiliates	108,091	1,396,966	121,300,698	1,754,620
SEE NOTES TO FINANCIAL STATEMENTS.

30	June 30, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022

	JPMorgan ActiveBuilders U.S. Large Cap Equity ETF (a)	JPMorgan Active Value ETF (b)	JPMorgan Equity Premium Income ETF	JPMorgan Nasdaq Equity Premium Income ETF (c)
INVESTMENT INCOME:
Interest income from non-affiliates	$8	$—	$529,904,797	$1,133,949
Dividend income from non-affiliates	380,186	517,212	90,491,621	63,544
Dividend income from affiliates	328	2,375	214,626	2,742
Income from securities lending (net) (See Note 2.C)	17	13	1,362	—
Total investment income	380,539	519,600	620,612,406	1,200,235
EXPENSES:
Management fees (See Note 3.A)	45,331	109,171	20,404,391	27,241
Interest expense to non-affiliates	—	—	1,168	31
Other	217	—	86,354	—
Total expenses	45,548	109,171	20,491,913	27,272
Net investment income (loss)	334,991	410,429	600,120,493	1,172,963
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(846,986)	(635,535)	(590,903,022)	(504,077)
In-kind redemptions of investments in non-affiliates (See Note 4)	—	—	72,757,665	—
Futures contracts	(14,250)	—	(20,738,511)	25,151
Net realized gain (loss)	(861,236)	(635,535)	(538,883,868)	(478,926)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,601,878)	(1,943,900)	(450,245,228)	(4,623,662)
Futures contracts	(10)	—	21,009	(15,350)
Change in net unrealized appreciation/depreciation	(2,601,888)	(1,943,900)	(450,224,219)	(4,639,012)
Net realized/unrealized gains (losses)	(3,463,124)	(2,579,435)	(989,108,087)	(5,117,938)
Change in net assets resulting from operations	$(3,128,133)	$(2,169,006)	$(388,987,594)	$(3,944,975)

(a)
Commenced operations on July 7, 2021.
(b)
Commenced operations on October 4, 2021.
(c)
Commenced operations on May 3, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	JPMorgan Active Value ETF
	Period Ended June 30, 2022 (a)	Period Ended June 30, 2022 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$334,991	$410,429
Net realized gain (loss)	(861,236)	(635,535)
Change in net unrealized appreciation/depreciation	(2,601,888)	(1,943,900)
Change in net assets resulting from operations	(3,128,133)	(2,169,006)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(154,858)	(377,424)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	26,962,153	46,771,557
NET ASSETS:
Change in net assets	23,679,162	44,225,127
Beginning of year	—	—
End of period	$23,679,162	$44,225,127
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$26,962,153	$46,771,557
Total change in net assets resulting from capital transactions	$26,962,153	$46,771,557
SHARE TRANSACTIONS:
Issued	550,000	925,000
Net increase in shares from transactions	550,000	925,000

(a)
Commenced operations on July 7, 2021.
(b)
Commenced operations on October 4, 2021.
SEE NOTES TO FINANCIAL STATEMENTS.

32	June 30, 2022

	JPMorgan Equity Premium Income ETF		JPMorgan Nasdaq Equity Premium Income ETF
	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2022 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$600,120,493	$43,088,958	$1,172,963
Net realized gain (loss)	(538,883,868)	(10,834,458)	(478,926)
Change in net unrealized appreciation/depreciation	(450,224,219)	90,353,453	(4,639,012)
Change in net assets resulting from operations	(388,987,594)	122,607,953	(3,944,975)
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(493,807,029)	(30,358,853)	(338,751)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,172,786,489	1,796,253,401	105,439,455
NET ASSETS:
Change in net assets	8,289,991,866	1,888,502,501	101,155,729
Beginning of year	1,916,419,087	27,916,586	—
End of period	$10,206,410,953	$1,916,419,087	$101,155,729
CAPITAL TRANSACTIONS:
Proceeds from shares issued	$9,663,664,928	$1,800,470,830	$105,439,455
Cost of shares redeemed	(490,878,439)	(4,217,429)	—
Total change in net assets resulting from capital transactions	$9,172,786,489	$1,796,253,401	$105,439,455
SHARE TRANSACTIONS:
Issued	160,575,000	31,200,000	2,225,000
Redeemed	(8,175,000)	(75,000)	—
Net increase in shares from transactions	152,400,000	31,125,000	2,225,000

(a)
Commenced operations on May 3, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
July 7, 2021 (f) through June 30, 2022	$49.00	$0.61	$(6.28)	$(5.67)	$(0.28)	$—	$(0.28)
JPMorgan Active Value ETF
October 4, 2021 (f) through June 30, 2022	49.50	0.63	(1.78)	(1.15)	(0.47)	(0.07)	(0.54)
JPMorgan Equity Premium Income ETF
Year Ended June 30, 2022	60.50	6.11	(6.20)	(0.09)	(4.96)	—	(4.96)
Year Ended June 30, 2021	50.76	5.17	9.42	14.59	(4.85)	—	(4.85)
May 20, 2020 (f) through June 30, 2020	50.00	0.63	0.13(i)	0.76	—	—	—
JPMorgan Nasdaq Equity Premium Income ETF
May 3, 2022 (f) through June 30, 2022	50.00	1.11	(5.27)	(4.16)	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The closing price was used to calculate the market price return.

(f)	Commencement of operations.
(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the
Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

34	undefined	June 30, 2022

		Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate (c)

$43.05	$42.96	(11.67)%	(11.85)(g)%	$23,679,162	0.17(h)%	1.25(h)%	40%

47.81	47.71	(2.37)	(2.57)(g)	44,225,127	0.44	1.64	56

55.45	55.45	(0.49)	(0.62)	10,206,410,953	0.35	10.23	195
60.50	60.57	30.22	29.90	1,916,419,087	0.35	8.89	195
50.76	50.94	1.52	1.88(g)	27,916,586	0.35	11.11	13

45.46	45.76	(8.37)	(7.77)(g)	101,155,729	0.35	14.59	12
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	undefined	35

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 4 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
Diversification Classification
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF(1)	Diversified
JPMorgan Active Value ETF(2)	Diversified
JPMorgan Equity Premium Income ETF	Diversified
JPMorgan Nasdaq Equity Premium Income ETF(3)	Non-Diversified

(1)	Commenced operations on July 7, 2021.
(2)	Commenced operations on October 4, 2021.
(3)	Commenced operations on May 3, 2022.
The investment objective of JPMorgan ActiveBuilders U.S. Large Cap Equity ETF ("ActiveBuilders U.S. Large Cap Equity ETF") and JPMorgan Active Value ETF ("Active Value ETF") is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Equity Premium Income ETF ("Equity Premium Income ETF") and JPMorgan Nasdaq Premium Income ETF ("Nasdaq Equity Premium Income ETF") is to seek current income while maintaining prospects for capital appreciation.
Shares of each Fund are listed and traded at market price on an exchange as follows:
Listing Exchange
ActiveBuilders U.S. Large Cap Equity ETF	NYSE Arca
Active Value ETF	NYSE Arca
Equity Premium Income ETF	NYSE Arca
Nasdaq Equity Premium Income ETF	Nasdaq Stock Market® LLC
Market prices for the Funds’ shares may be different from their net asset value (“NAV”).
The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:
Shares per Creation Unit
ActiveBuilders U.S. Large Cap Equity ETF	50,000
Active Value ETF	25,000
Equity Premium Income ETF	25,000
Nasdaq Equity Premium Income ETF	25,000
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

36	J.P. Morgan Exchange-Traded Funds	June 30, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trust (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds' investments. The Administrator implements the valuation policies of the Funds' investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.
•
Level 1 — Quoted prices in active markets for identical securities.
•
Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):
ActiveBuilders U.S. Large Cap Equity ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,637,973	$—	$—	$23,637,973
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(10)	$—	$—	$(10)

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
Active Value ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$44,176,576	$—	$—	$44,176,576

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$8,489,023,249	$—	$—	$8,489,023,249
Equity-Linked Notes	—	1,497,802,542	—	1,497,802,542
Short-Term Investments
Investment Companies	121,300,698	—	—	121,300,698
Total Investments in Securities	$8,610,323,947	$1,497,802,542	$—	$10,108,126,489

Nasdaq Equity Premium Income ETF
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$81,692,344	$—	$—	$81,692,344
Equity-Linked Notes	—	16,919,591	—	16,919,591
Short-Term Investments
Investment Companies	1,754,620	—	—	1,754,620
Total Investments in Securities	$83,446,964	$16,919,591	$—	$100,366,555
Depreciation in Other Financial Instruments
Futures Contracts	$(15,350)	$—	$—	$(15,350)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from

38	J.P. Morgan Exchange-Traded Funds	June 30, 2022

the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
ActiveBuilders U.S. Large Cap Equity ETF, Active Value ETF and Equity Premium Income ETF did not have any securities out on loan at June 30, 2022. Nasdaq Equity Premium Income ETF did not lend out any securities during the year ended June 30, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
ActiveBuilders U.S. Large Cap Equity ETF
For the year ended June 30, 2022
Security Description	Value at July 7, 2021(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	$—	$25,265,405	$25,157,314	$—	$—	$108,091	108,091	$328	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	—	26,220	26,220	—	—	—	—	1*	—
Total	$—	$25,291,625	$25,183,534	$—	$—	$108,091		$329	$—

(a)	Commencement of operations was July 7, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Active Value ETF
For the year ended June 30, 2022
Security Description	Value at October 4, 2021(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	$—	$2,181,165	$784,199	$—	$—	$1,396,966	1,396,966	$2,375	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	—	94,423	94,423	—	—	—	—	1*	—
Total	$—	$2,275,588	$878,622	$—	$—	$1,396,966		$2,376	$—

(a)	Commencement of operations was October 4, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income ETF
For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	$—	$15,000,000	$15,000,000	$—	$—	$—	—	$38*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	26,638,228	3,346,214,715	3,251,552,245	—	—	121,300,698	121,300,698	214,626	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	—	25,229,884	25,229,884	—	—	—	—	211*	—
Total	$26,638,228	$3,386,444,599	$3,291,782,129	$—	$—	$121,300,698		$214,875	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Nasdaq Equity Premium Income ETF
For the year ended June 30, 2022
Security Description	Value at May 3, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	$—	$14,418,408	$12,663,788	$—	$—	$1,754,620	1,754,620	$2,742	$—

(a)	Commencement of operations was May 3, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
E. Futures Contracts— ActiveBuilders U.S. Large Cap Equity ETF. Equity Premium Income ETF and Nasdaq Equity Premium Income ETF used index and treasury futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered

40	J.P. Morgan Exchange-Traded Funds	June 30, 2022

restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2022:
	ActiveBuilders U.S. Large Cap Equity ETF	Equity Premium Income ETF	Nasdaq Equity Premium Income ETF
Futures Contracts:
Average Notional Balance Long	$114,107(a)	$35,969,736	$233,451(b)
Average Notional Balance Short	—	(45,993,346)	—
Ending Notional Balance Long	113,813	—	346,328

(a)	For the period July 7, 2021 through June 30, 2022.
(b)	For the period May 3, 2022 through June 30, 2022.
F. Equity-Linked Notes — Equity Premium Income ETF and Nasdaq Equity Premium Income ETF invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as Interest income from non-affiliates on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. A Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2022, Equity Premium Income ETF and Nasdaq Equity Premium Income ETF had outstanding ELNs as listed on the SOI.
G. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Equity Premium Income ETF and Nasdaq Equity Premium Income ETF at least annually for ActiveBuilders U.S. Large Cap Equity ETF and at least quarterly for Active Value ETF. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
ActiveBuilders U.S. Large Cap Equity ETF	$—	$(167)	$167
Active Value ETF	—	(153)	153
Equity Premium Income ETF	71,663,444	(54,683)	(71,608,761)
The reclassifications for the Funds relate primarily to investments, return of capital and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Management Fee— JPMIM manages the investments of each Fund pursuant to a Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund's respective average daily net assets at the following rate:

ActiveBuilders U.S. Large Cap Equity ETF	0.17%
Active Value ETF	0.44
Equity Premium Income ETF	0.35
Nasdaq Equity Premium Income ETF	0.35
Under each Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds' 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund is responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.
B. Administration Fee  — JPMIM provides administration services to the Funds. Pursuant to each Management Agreement, JPMIM is compensated as described in Note 3.A.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.
C. Custodian, Accounting and Transfer Agent Fees— JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are paid to JPMIM to offset certain custodian charges that are covered by each Management Agreement.

42	J.P. Morgan Exchange-Traded Funds	June 30, 2022

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
D. Distribution Services— The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
E. Waivers and Reimbursements— The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for the affiliated money market funds are covered under each Management Agreement as described in Note 3.A.
F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
ActiveBuilders U.S. Large Cap Equity ETF	$35,310,981	$10,709,305
Active Value ETF	42,838,940	18,247,579
Equity Premium Income ETF	13,053,606,354	11,388,019,181
Nasdaq Equity Premium Income ETF	45,235,539	6,801,083
For the year ended June 30, 2022, in-kind transactions associated with creations and redemptions were as follows:
	In-Kind Creations	In-Kind Redemptions
ActiveBuilders U.S. Large Cap Equity ETF	$2,379,994	$—
Active Value ETF	20,771,699	—
Equity Premium Income ETF	7,803,671,548	404,680,179
Nasdaq Equity Premium Income ETF	65,305,264	—
During the year ended June 30, 2022, the Funds delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ActiveBuilders U.S. Large Cap Equity ETF	$26,295,846	$913,769	$3,571,653	$(2,657,884)
Active Value ETF	46,336,402	1,912,548	4,072,374	(2,159,826)
Equity Premium Income ETF	10,504,272,035	248,486,093	644,631,639	(396,145,546)
Nasdaq Equity Premium Income ETF	104,976,957	589,573	5,215,325	(4,625,752)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and wash sale loss deferrals.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Total Distributions Paid
ActiveBuilders U.S. Large Cap Equity ETF	$154,858	$154,858
Active Value ETF	377,424	377,424
Equity Premium Income ETF	493,807,029	493,807,029
Nasdaq Equity Premium Income ETF	338,751	338,751

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
	Ordinary Income*	Total Distributions Paid
Equity Premium Income ETF	$30,358,853	$30,358,853

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
ActiveBuilders U.S. Large Cap Equity ETF	$183,769	$(37,530)	$(2,657,884)
Active Value ETF	75,770	—	(2,159,826)
Equity Premium Income ETF	119,259,233	(55,810,874)	(398,104,687)
Nasdaq Equity Premium Income ETF	834,866	(491,679)	(4,626,260)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, straddle loss deferrals and wash sale loss deferrals.
At June 30, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
ActiveBuilders U.S. Large Cap Equity ETF	$37,530	$—
Equity Premium Income ETF	38,787,304	17,023,570
Nasdaq Equity Premium Income ETF	491,679	—
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses (gains) of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
ActiveBuilders U.S. Large Cap Equity ETF	$754,043	$13,501
Active Value ETF	461,324	(2,753)
Equity Premium Income ETF	469,512,656	58,409,907

44	J.P. Morgan Exchange-Traded Funds	June 30, 2022

6. Capital Share Transactions
The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statements of Changes in Net Assets.
Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds' shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount plus at least 105% for the Funds of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.
Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2022, the Adviser owned shares representing more than 10% of net assets of the following Funds:
% of Ownership
ActiveBuilders U.S. Large Cap Equity ETF	91%
Active Value ETF	52
Nasdaq Equity Premium Income ETF	22
Significant shareholder transactions by the Adviser may impact the Funds' performance.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.
Equity Premium Income ETF's and Nasdaq Equity Premium Income ETF's investments in ELNs entail varying degrees of risks. The Funds are subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of each of the four funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (four of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of June 30, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF*
JPMorgan Active Value ETF**
JPMorgan Equity Premium Income ETF***
JPMorgan Nasdaq Equity Premium Income ETF****

*	Statement of operations and statement of changes in net assets for the period July 7, 2021 (commencement of operations) through June 30, 2022
**	Statement of operations and statement of changes in net assets for the period October 4, 2021 (commencement of operations) through June 30, 2022
***	Statement of operations for the year ended June 30, 2022 and statement of changes in net assets for the years ended June 30, 2022 and June 30, 2021
****	Statement of operations and statement of changes in net assets for the period May 3, 2022 (commencement of operations) through June 30, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	J.P. Morgan Exchange-Traded Funds	June 30, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None

June 30, 2022	J.P. Morgan Exchange-Traded Funds	47

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	J.P. Morgan Exchange-Traded Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020) (formerly Assistant Treasurer 2019-2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) **(formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and
Counsel,Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022)*** (formerly Secretary 2018-2022)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer
Rose LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Manolakakis has been with JPMorgan Chase since 2010.
Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

50	J.P. Morgan Exchange-Traded Funds	June 30, 2022

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading titled “Expenses Paid During the
Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF
Actual	$1,000.00	$805.70	$0.76	0.17%
Hypothetical *	1,000.00	1,023.95	0.85	0.17
JPMorgan Active Value ETF
Actual	1,000.00	919.20	2.09	0.44
Hypothetical *	1,000.00	1,022.61	2.21	0.44
JPMorgan Equity Premium Income ETF
Actual	1,000.00	914.40	1.66	0.35
Hypothetical *	1,000.00	1,023.06	1.76	0.35
JPMorgan Nasdaq Equity Premium Income ETF
Actual **	1,000.00	916.30	0.56	0.35
Hypothetical *	1,000.00	1,023.06	1.81	0.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by
59/365 (to reflect the actual period). The Fund commenced operations on May 3, 2022.

52	J.P. Morgan Exchange-Traded Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period. The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “Illiquid Investments” (as defined or modified under the Program)); (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined or modified under the Program); (5) whether an HLIM should be established for a Fund (other than an In-Kind ETF) and the procedures for monitoring any HLIM; (6) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (7) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	53

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022:
Dividends Received Deduction
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	100.00%
JPMorgan Active Value ETF	100.00
JPMorgan Equity Premium Income ETF	15.84
JPMorgan Nasdaq Equity Premium Income ETF	16.56
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022:
Qualified Dividend Income
JPMorgan ActiveBuilders U.S. Large Cap Equity ETF	$154,858
JPMorgan Active Value ETF	377,425
JPMorgan Equity Premium Income ETF	82,664,751
JPMorgan Nasdaq Equity Premium Income ETF	62,196

54	J.P. Morgan Exchange-Traded Funds	June 30, 2022

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited)
JPMorgan Nasdaq Equity Premium Income ETF
On February 8-10, 2022, the Board of Trustees (the “Board” or the “Trustees”) of JPMorgan Exchange-Traded Fund Trust (the “Trust”) held meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan Nasdaq Equity Premium Income ETF (the “Fund”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to that Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;
(v)
The administration services to be provided by the Adviser under the Management Agreement;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Fund;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(xi)
The Adviser’s business continuity plan, steps the Adviser and its affiliates would be taking to provide services to the Fund during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	55

BOARD APPROVAL OF INITIAL MANAGEMENT AGREEMENT
(Unaudited) (continued)
The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed unitary management fee schedule for the Fund does not contain breakpoints. The Trustees considered that shareholders would benefit because expenses would be limited even when the Fund is new and not achieving economies of scale. The Trustees considered the fact that increases in assets would not lead to fee decreases even if economies of scale are achieved, but also that the Trustees would have the opportunity to further review the appropriateness of the fee payable to the Adviser under its Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.
Fees Relative to Adviser’s Other Clients
The Trustees considered the Adviser’s view that it does not manage other accounts with a substantially similar investment strategy as that of the Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable.
Management Fees and Expense Ratios
The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all expenses of the Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed management fee compared favorably with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was reasonable.

56	J.P. Morgan Exchange-Traded Funds	June 30, 2022

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Funds' quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-ADEETF-622

Annual Report
J.P. Morgan Exchange-Traded Funds
June 30, 2022
Fund	Ticker	Listing Exchange
JPMorgan Market Expansion Enhanced Equity ETF	JMEE	NYSE Arca

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.
Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

President's Letter
August 9, 2022 (Unaudited)
Dear Shareholder,

“Amid the current backdrop, we
believe investors should recognize
the potential benefits of a
well-diversified portfolio that adjusts
to near-term market challenges while
pursuing long-term opportunities.”
— Brian S. Shlissel

Financial markets and the global economy have been battered in 2022 by accelerating inflation and rising interest rates, armed conflict in Ukraine and the ongoing impacts of the pandemic. Investors who may have adapted to economic changes brought about by the Covid-19 virus, now face market circumstances not seen in over a decade.
U.S. equity prices had largely led a rally in global equities through the end of 2021 and into January 2022. Following the invasion of Ukraine in late February and the resulting multilateral sanctions imposed on Russia, financial markets slumped in the first quarter of 2022 and U.S. equities rendered their worst first-half performance since 1970. Amid the sell-off, investor demand turned to U.S. Treasury bonds and U.S. core fixed income.
The U.S. Federal Reserve (the “Fed”) enacted an increasingly aggressive monetary policy in response to the highest inflation rate in 40 years. In March 2022, the Fed raised its benchmark interest rate by 25 basis points - the first rate increase in more than three years - then followed with increases of 50 basis points in May and 75 basis points each in June and July. At the same time, U.S. domestic product fell 1.6% in the first quarter of 2022 and an estimated 0.9% in the second quarter.
Notably, corporate earnings and revenues largely outpaced investor expectations in the first half of 2022, supported by strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Labor markets also showed resilience. The U.S. unemployment rate remained at 3.6% from February through June.
The Fed and other leading central banks have largely stated their intent to maintain a flexible policy response to inflationary pressure that also avoids risks to economic growth. Meanwhile, the conflict in Ukraine and its broader impact on energy supplies to Europe and grain exports to large parts of the world remains a key driver of geopolitical uncertainty.
Amid the current backdrop, we believe investors should recognize the potential benefits of a well-diversified portfolio that adjusts to near-term market challenges while pursuing long-term opportunities. Our broad array of innovative investment solutions is designed to equip investors with the tools to build durable portfolios that can serve to meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Exchange-Traded Funds
J.P. Morgan Asset Management
1-844-4JPM-ETF or jpmorgan.com/etfs for more information

June 30, 2022	J.P. Morgan Exchange-Traded Funds	1

JPMorgan Market Expansion Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value *	(13.80)%
Market Price **	(13.81)%
S&P 1000 Index	(10.62)%
Net Assets as of 6/30/2022	$833,993,386
Fund Ticker	JMEE
INVESTMENT OBJECTIVE***
The JPMorgan Market Expansion Enhanced Equity ETF1 (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.
INVESTMENT APPROACH
The Fund combines a proprietary stock-ranking system with fundamental analysis to identify the most attractive stocks in the S&P 1000 Index (the “Benchmark”). The Fund owns a large portion of stocks in the Benchmark, modestly overweighting higher-ranked stocks and underweighting lower-ranked stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund underperformed the Benchmark for the twelve months ended June 30, 2022.
The Fund’s security selection in the utilities and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health services & systems and industrial cyclical sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Alcoa Inc. and Murphy USA Inc., and its out-of-Benchmark position in Lannett Co. Shares of Alcoa, an aluminum producer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of Murphy USA, a gas station convenience store chain, rose after the company reported consecutive quarters of better-than-expected earnings and revenue, raised its quarterly dividend and unveiled a $1 billion share repurchase plan. Shares of Lannett, a generic pharmaceuticals manufacturer, fell after the company reported weaker-than-expected sales and its average share price had fallen below the required level for continued listing on the NYSE exchange.
Leading individual contributors to relative performance included the Fund’s overweight positions in Lantheus Holdings Inc., AutoNation Inc. and United Therapeutics Inc. Shares of Lantheus Holdings, a provider of diagnostics imaging and nuclear medicine products, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022 and issued a better-than-expected earnings forecast for the full year 2022. Shares of AutoNation, an automotive parts and services retailer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of United Therapeutics, a drug development company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022 and earned U.S. approval to market its high blood-pressure drug Tyvasco.
HOW WAS THE FUND POSITIONED?
The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocation.
1 On May 6, 2022, the Fund acquired the assets and liabilities, and assumed the performance, financial and other historical information, of the JPMorgan Market Expansion Enhanced Index Fund (the "Predecessor Fund"), an open-end mutual fund which had operated since July 31, 1998. The Fund's performance prior to May 6, 2022 is linked to the mutual fund's Class R6 Shares.

2	J.P. Morgan Exchange-Traded Funds	June 30, 2022

*
The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.83 as of June 30, 2022.
**
Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Prior to the Fund's listing on May 9, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns. The price used to calculate the market price return was the closing price on the NYSE Arca. As of June 30, 2022, the closing price was $45.82.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	United Therapeutics Corp.	0.8%
2.	Targa Resources Corp.	0.7
3.	Lantheus Holdings, Inc.	0.6
4.	Exelixis, Inc.	0.6
5.	First Horizon Corp.	0.6
6.	Builders FirstSource, Inc.	0.6
7.	Arrow Electronics, Inc.	0.5
8.	Rexford Industrial Realty, Inc.	0.5
9.	UGI Corp.	0.5
10.	Life Storage, Inc.	0.5

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	18.9%
Financials	15.1
Information Technology	12.3
Consumer Discretionary	11.6
Health Care	10.8
Real Estate	8.6
Materials	5.7
Energy	4.5
Consumer Staples	4.1
Utilities	2.9
Communication Services	1.4
Short-Term Investments	4.1

June 30, 2022	J.P. Morgan Exchange-Traded Funds	3

JPMorgan Market Expansion Enhanced Equity ETF
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022 (Unaudited)

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
JPMorgan Market Expansion Enhanced Equity ETF
Net Asset Value	July 31, 1998*	(13.80)%	6.43%	10.78%
Market Price		(13.81)	6.42	10.78

*	Inception date for Class I Shares of the predecessor Fund (as defined below).
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds  are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-844-457-6383.
JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) acquired the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 6, 2022. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the performance for the Fund prior to May 6, 2022 is the performance of the Predecessor Fund’s Class R6 Shares. Inception date for the Predecessor Fund’s Class R6 Shares is October 1, 2018. Returns for the Predecessor Fund’s Class R6 Shares prior to their inception date are based on the performance of the Predecessors Fund’s Class I Shares. The actual returns of the Predecessor Fund’s Class R6 Shares would have been different than those shown because the Predecessor Fund’s Class R6 Shares had different expenses than the Predecessor Fund’s Class I Shares. Inception date for the Predecessor Fund’s Class I Shares is July 31, 1998.
Performance for the Fund’s shares has not been adjusted to reflect the Fund’s shares’ lower expenses than those of the Predecessor Fund’s Class R6 Shares and Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed. Performance for the Predecessor Fund is based on the net asset value ("NAV") per share of the Predecessor Fund Shares rather than on market-determined prices. Prior to the Fund’s listing on May 9, 2022, the NAV performance of the Fund and the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
The graph illustrates comparative performance for $10,000 invested in shares of the Fund and the S&P 1000 Index from June 30, 2012 to June 30, 2022. The performance of the Fund reflects the deduction of Fund expenses, assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 1000 Index does not reflect the deduction of expenses associated with an ETF and approximates the minimum possible dividend reinvestment of the securities included in the Index, if applicable. The S&P 1000 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.
The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Exchange-Traded Funds	June 30, 2022

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.8%
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc. *	21,790	884,674
AeroVironment, Inc. *	6,200	509,640
Axon Enterprise, Inc. *	17,139	1,596,841
Curtiss-Wright Corp.	11,788	1,556,723
Hexcel Corp.	22,090	1,155,528
Woodward, Inc.	4,851	448,669
		6,152,075
Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings, Inc. *	8,023	495,099
Forward Air Corp.	8,916	819,915
GXO Logistics, Inc. *	22,090	955,834
Hub Group, Inc., Class A *	23,825	1,690,146
		3,960,994
Airlines — 0.3%
Hawaiian Holdings, Inc. *	24,069	344,427
JetBlue Airways Corp. *	285,156	2,386,756
		2,731,183
Auto Components — 1.0%
Adient plc *	25,855	766,084
American Axle & Manufacturing Holdings, Inc. *	39,715	299,054
Dana, Inc.	92,711	1,304,444
Fox Factory Holding Corp. *	6,044	486,784
Gentherm, Inc. *	9,209	574,734
Goodyear Tire & Rubber Co. (The) *	195,826	2,097,296
LCI Industries	6,837	764,923
Lear Corp.	16,046	2,020,031
Patrick Industries, Inc.	7,630	395,539
		8,708,889
Automobiles — 0.4%
Harley-Davidson, Inc.	42,987	1,360,969
Thor Industries, Inc.	16,085	1,202,032
Winnebago Industries, Inc.	10,995	533,917
		3,096,918
Banks — 8.0%
Ameris Bancorp	19,911	800,024
Associated Banc-Corp.	61,389	1,120,963
Banc of California, Inc.	61,705	1,087,242
Bancorp, Inc. (The) *	32,192	628,388
Bank OZK	44,103	1,655,186
Banner Corp.	40,937	2,301,069
Berkshire Hills Bancorp, Inc.	14,660	363,128
INVESTMENTS	SHARES	VALUE($)

Banks — continued
Brookline Bancorp, Inc.	20,204	268,915
Cadence Bank	70,560	1,656,749
Cathay General Bancorp	11,423	447,210
Commerce Bancshares, Inc.	11,583	760,424
Cullen/Frost Bankers, Inc.	4,851	564,899
Customers Bancorp, Inc. *	34,371	1,165,177
CVB Financial Corp.	76,765	1,904,540
Dime Community Bancshares, Inc.	13,402	397,369
Eagle Bancorp, Inc.	24,369	1,155,334
East West Bancorp, Inc.	58,590	3,796,632
FB Financial Corp.	30,406	1,192,523
First Bancorp	20,897	729,305
First BanCorp (Puerto Rico)	66,063	852,873
First Commonwealth Financial Corp.	30,406	408,049
First Financial Bancorp	11,718	227,329
First Horizon Corp.	214,342	4,685,516
FNB Corp.	164,025	1,781,312
Fulton Financial Corp.	57,583	832,074
Glacier Bancorp, Inc.	10,502	498,005
Hancock Whitney Corp.	41,894	1,857,161
Hanmi Financial Corp.	38,906	873,051
HomeStreet, Inc.	7,430	257,598
Hope Bancorp, Inc.	45,266	626,481
Independent Bank Corp.	7,723	613,438
Independent Bank Group, Inc.	10,302	699,609
Meta Financial Group, Inc.	33,878	1,310,062
National Bank Holdings Corp., Class A	29,813	1,140,944
NBT Bancorp, Inc.	9,528	358,158
OFG Bancorp (Puerto Rico)	14,760	374,904
Old National Bancorp	192,567	2,848,066
Pacific Premier Bancorp, Inc.	54,945	1,606,592
PacWest Bancorp	53,400	1,423,644
Pinnacle Financial Partners, Inc.	27,082	1,958,299
Preferred Bank	9,809	667,208
Prosperity Bancshares, Inc.	26,536	1,811,613
Southside Bancshares, Inc.	8,916	333,637
Synovus Financial Corp.	47,359	1,707,292
Texas Capital Bancshares, Inc. *	6,144	323,420
Triumph Bancorp, Inc. *	6,337	396,443
UMB Financial Corp.	10,203	878,478
Umpqua Holdings Corp.	16,369	274,508
United Bankshares, Inc.	11,988	420,419
United Community Banks, Inc.	77,831	2,349,718
Valley National Bancorp	220,679	2,297,268
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	5

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
Veritex Holdings, Inc.	25,281	739,722
Washington Federal, Inc.	45,066	1,352,881
Webster Financial Corp.	55,309	2,331,274
Westamerica BanCorp	7,130	396,856
Wintrust Financial Corp.	39,143	3,137,312
		66,646,291
Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A *	2,579	781,360
Coca-Cola Consolidated, Inc.	1,486	837,955
		1,619,315
Biotechnology — 2.3%
Arrowhead Pharmaceuticals, Inc. *	44,373	1,562,373
Eagle Pharmaceuticals, Inc. *	30,806	1,368,711
Emergent BioSolutions, Inc. *	4,158	129,064
Exelixis, Inc. *	244,748	5,095,653
Neurocrine Biosciences, Inc. *	29,220	2,848,366
REGENXBIO, Inc. *	65,963	1,629,286
Spectrum Pharmaceuticals, Inc. *	35,701	27,847
United Therapeutics Corp. *	28,073	6,615,122
		19,276,422
Building Products — 2.2%
Builders FirstSource, Inc. *	86,555	4,648,004
Carlisle Cos., Inc.	16,968	4,048,735
Griffon Corp.	14,167	397,101
Lennox International, Inc.	6,987	1,443,444
Owens Corning	28,920	2,149,045
Resideo Technologies, Inc. *	44,078	855,995
Simpson Manufacturing Co., Inc.	12,258	1,233,277
Trex Co., Inc. *	11,488	625,177
UFP Industries, Inc.	44,731	3,047,970
		18,448,748
Capital Markets — 1.3%
Affiliated Managers Group, Inc.	8,023	935,482
Blucora, Inc. *	35,164	649,127
Donnelley Financial Solutions, Inc. *	13,667	400,306
Evercore, Inc., Class A	22,446	2,101,170
Interactive Brokers Group, Inc., Class A	32,392	1,781,884
Jefferies Financial Group, Inc.	27,792	767,615
SEI Investments Co.	11,831	639,111
Stifel Financial Corp.	50,846	2,848,393
Virtus Investment Partners, Inc.	2,079	355,551
		10,478,639
INVESTMENTS	SHARES	VALUE($)

Chemicals — 2.3%
AdvanSix, Inc.	38,429	1,285,066
Ashland Global Holdings, Inc.	19,318	1,990,720
Avient Corp.	44,273	1,774,462
Cabot Corp.	29,366	1,873,257
Chemours Co. (The)	67,056	2,147,133
Hawkins, Inc.	5,351	192,797
HB Fuller Co.	22,190	1,336,060
Ingevity Corp. *	25,948	1,638,357
Minerals Technologies, Inc.	15,494	950,402
RPM International, Inc.	26,542	2,089,386
Schweitzer-Mauduit International, Inc.	9,643	242,232
Scotts Miracle-Gro Co. (The)	11,788	931,134
Sensient Technologies Corp.	11,988	965,753
Trinseo plc	10,895	419,022
Valvoline, Inc.	54,875	1,582,046
		19,417,827
Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	18,008	781,907
Brady Corp., Class A	15,453	730,000
Brink's Co. (The)	14,760	896,080
Clean Harbors, Inc. *	33,678	2,952,550
CoreCivic, Inc., REIT *	124,203	1,379,895
Deluxe Corp.	12,874	278,980
IAA, Inc. *	37,936	1,243,163
Interface, Inc.	18,125	227,287
KAR Auction Services, Inc. *	35,957	531,085
Matthews International Corp., Class A	9,309	266,889
MillerKnoll, Inc.	23,732	623,440
Pitney Bowes, Inc.	42,887	155,251
Stericycle, Inc. *	6,837	299,802
Tetra Tech, Inc.	15,231	2,079,793
Viad Corp. *	5,644	155,831
		12,601,953
Communications Equipment — 0.6%
ADTRAN, Inc.	15,653	274,397
Ciena Corp. *	42,394	1,937,406
Comtech Telecommunications Corp.	8,916	80,868
Digi International, Inc. *	9,509	230,308
Extreme Networks, Inc. *	33,578	299,516
Lumentum Holdings, Inc. *	15,653	1,243,161
Viavi Solutions, Inc. *	62,998	833,463
		4,899,119
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Exchange-Traded Funds	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Construction & Engineering — 2.0%
AECOM	37,021	2,414,510
Arcosa, Inc.	15,153	703,554
Comfort Systems USA, Inc.	28,063	2,333,438
EMCOR Group, Inc.	34,035	3,504,244
Fluor Corp. *	41,992	1,022,085
MasTec, Inc. *	31,892	2,285,381
MDU Resources Group, Inc.	146,593	3,956,545
MYR Group, Inc. *	4,558	401,696
		16,621,453
Construction Materials — 0.2%
Eagle Materials, Inc.	11,433	1,256,944
Consumer Finance — 0.5%
Encore Capital Group, Inc. *	9,209	532,004
Enova International, Inc. *	9,902	285,376
EZCORP, Inc., Class A *	25,062	188,216
Green Dot Corp., Class A *	14,460	363,090
LendingTree, Inc. *	1,979	86,720
Navient Corp.	46,652	652,661
PROG Holdings, Inc. *	19,260	317,790
SLM Corp.	123,510	1,968,749
		4,394,606
Containers & Packaging — 0.6%
AptarGroup, Inc.	2,279	235,216
Greif, Inc., Class A	16,196	1,010,306
Myers Industries, Inc.	10,900	247,757
Silgan Holdings, Inc.	44,673	1,847,229
Sonoco Products Co.	27,629	1,575,958
		4,916,466
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc. *	14,560	523,723
American Public Education, Inc. *	23,076	372,908
Graham Holdings Co., Class B	1,786	1,012,376
Grand Canyon Education, Inc. *	5,451	513,430
H&R Block, Inc.	47,645	1,682,822
Service Corp. International	46,852	3,238,410
Strategic Education, Inc.	7,530	531,467
WW International, Inc. *	15,253	97,467
		7,972,603
Diversified Financial Services — 0.2%
Voya Financial, Inc.	31,400	1,869,242
Diversified Telecommunication Services — 0.3%
ATN International, Inc.	2,672	125,344
INVESTMENTS	SHARES	VALUE($)

Diversified Telecommunication Services — continued
Cogent Communications Holdings, Inc.	11,588	704,087
Consolidated Communications Holdings, Inc. *	36,075	252,525
Iridium Communications, Inc. *	38,036	1,428,632
		2,510,588
Electric Utilities — 1.2%
Hawaiian Electric Industries, Inc.	85,184	3,484,026
IDACORP, Inc.	34,831	3,689,299
OGE Energy Corp.	82,335	3,174,838
		10,348,163
Electrical Equipment — 1.5%
Acuity Brands, Inc.	11,388	1,754,208
AZZ, Inc.	6,937	283,168
Encore Wire Corp.	20,704	2,151,560
Hubbell, Inc.	6,628	1,183,628
nVent Electric plc	125,889	3,944,103
Regal Rexnord Corp.	19,481	2,211,483
Sunrun, Inc. *	42,987	1,004,176
		12,532,326
Electronic Equipment, Instruments & Components — 3.6%
Advanced Energy Industries, Inc.	11,883	867,221
Arrow Electronics, Inc. *	40,554	4,545,698
Avnet, Inc.	82,945	3,556,682
Belden, Inc.	12,402	660,655
Benchmark Electronics, Inc.	10,695	241,279
Cognex Corp.	39,222	1,667,719
Fabrinet (Thailand) *	28,820	2,337,302
II-VI, Inc. *	20,604	1,049,774
Itron, Inc. *	3,365	166,332
Jabil, Inc.	76,072	3,895,647
Littelfuse, Inc.	5,952	1,512,046
OSI Systems, Inc. *	5,051	431,557
Sanmina Corp. *	75,972	3,094,340
TD SYNNEX Corp.	36,350	3,311,485
TTM Technologies, Inc. *	24,662	308,275
Vishay Intertechnology, Inc.	76,442	1,362,196
Vontier Corp.	47,645	1,095,359
		30,103,567
Energy Equipment & Services — 0.9%
Bristow Group, Inc. *	8,156	190,850
ChampionX Corp.	133,219	2,644,397
Helmerich & Payne, Inc.	19,511	840,144
Nabors Industries Ltd. *	1,686	225,756
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	7

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Energy Equipment & Services — continued
NOV, Inc.	112,377	1,900,295
Oceaneering International, Inc. *	30,406	324,736
Patterson-UTI Energy, Inc.	58,933	928,784
ProPetro Holding Corp. *	21,297	212,970
		7,267,932
Entertainment — 0.1%
Cinemark Holdings, Inc. *	30,806	462,706
Marcus Corp. (The) *	8,716	128,735
		591,441
Equity Real Estate Investment Trusts (REITs) — 8.1%
Agree Realty Corp.	46,982	3,388,812
Alexander & Baldwin, Inc.	20,604	369,842
American Assets Trust, Inc.	13,474	400,178
American Campus Communities, Inc.	33,618	2,167,352
Apartment Income REIT Corp.	61,805	2,571,088
Armada Hoffler Properties, Inc.	15,553	199,701
Brixmor Property Group, Inc.	103,106	2,083,772
Centerspace	13,374	1,090,650
Chatham Lodging Trust *	12,874	134,533
Community Healthcare Trust, Inc.	6,144	222,474
Corporate Office Properties Trust	47,983	1,256,675
Cousins Properties, Inc.	77,564	2,267,196
DiamondRock Hospitality Co. *	54,977	451,361
Douglas Emmett, Inc.	8,416	188,350
EastGroup Properties, Inc.	11,888	1,834,675
EPR Properties	21,313	1,000,219
Essential Properties Realty Trust, Inc.	34,371	738,633
First Industrial Realty Trust, Inc.	71,139	3,377,680
Four Corners Property Trust, Inc.	38,136	1,014,036
Getty Realty Corp.	12,904	341,956
Healthcare Realty Trust, Inc.	55,568	1,511,450
Highwoods Properties, Inc.	60,036	2,052,631
Hudson Pacific Properties, Inc.	23,869	354,216
Independence Realty Trust, Inc.	64,384	1,334,680
Innovative Industrial Properties, Inc.	6,837	751,181
Kilroy Realty Corp.	43,736	2,288,705
Kite Realty Group Trust	104,814	1,812,234
Lamar Advertising Co., Class A	25,355	2,230,479
Life Storage, Inc.	39,422	4,401,861
Macerich Co. (The)	43,380	377,840
Medical Properties Trust, Inc.	148,372	2,265,640
National Retail Properties, Inc.	22,583	971,069
National Storage Affiliates Trust	62,598	3,134,282
INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
NexPoint Residential Trust, Inc.	15,094	943,526
Park Hotels & Resorts, Inc.	70,120	951,528
Pebblebrook Hotel Trust	18,025	298,674
Physicians Realty Trust	61,705	1,076,752
PotlatchDeltic Corp.	19,362	855,607
Rayonier, Inc.	53,913	2,015,268
Retail Opportunity Investments Corp.	81,216	1,281,588
Rexford Industrial Realty, Inc.	78,544	4,523,349
RPT Realty	27,434	269,676
Saul Centers, Inc.	3,156	148,679
SITE Centers Corp.	103,706	1,396,920
Spirit Realty Capital, Inc.	45,166	1,706,372
STORE Capital Corp.	38,629	1,007,444
Summit Hotel Properties, Inc. *	34,171	248,423
Tanger Factory Outlet Centers, Inc.	8,616	122,520
Uniti Group, Inc.	27,635	260,322
Urstadt Biddle Properties, Inc., Class A	34,964	566,417
Xenia Hotels & Resorts, Inc. *	106,408	1,546,108
		67,804,624
Food & Staples Retailing — 1.2%
Andersons, Inc. (The)	34,664	1,143,565
BJ's Wholesale Club Holdings, Inc. *	59,133	3,685,168
SpartanNash Co.	55,535	1,675,491
Sprouts Farmers Market, Inc. *	106,178	2,688,427
United Natural Foods, Inc. *	17,039	671,337
		9,863,988
Food Products — 1.8%
Darling Ingredients, Inc. *	47,245	2,825,251
Flowers Foods, Inc.	72,017	1,895,488
Hain Celestial Group, Inc. (The) *	23,276	552,572
Ingredion, Inc.	33,643	2,965,967
John B Sanfilippo & Son, Inc.	2,872	208,191
Pilgrim's Pride Corp. *	53,782	1,679,612
Post Holdings, Inc. *	16,246	1,337,858
Sanderson Farms, Inc.	5,844	1,259,557
Seneca Foods Corp., Class A *	8,371	464,925
Simply Good Foods Co. (The) *	23,676	894,243
TreeHouse Foods, Inc. *	29,518	1,234,443
		15,318,107
Gas Utilities — 0.8%
New Jersey Resources Corp.	25,974	1,156,622
Southwest Gas Holdings, Inc.	5,944	517,604
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Exchange-Traded Funds	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Gas Utilities — continued
Spire, Inc.	7,630	567,443
UGI Corp.	116,248	4,488,335
		6,730,004
Health Care Equipment & Supplies — 4.0%
Avanos Medical, Inc. *	12,775	349,268
CONMED Corp.	7,030	673,193
Cutera, Inc. *	4,658	174,675
Enovis Corp. *	12,247	673,585
Envista Holdings Corp. *	101,127	3,897,435
Glaukos Corp. *	22,283	1,012,094
Globus Medical, Inc., Class A *	21,790	1,223,291
Haemonetics Corp. *	32,192	2,098,275
Heska Corp. *	2,972	280,884
Integer Holdings Corp. *	9,116	644,137
Integra LifeSciences Holdings Corp. *	20,104	1,086,219
Lantheus Holdings, Inc. *	78,644	5,192,863
LivaNova plc *	12,381	773,441
Masimo Corp. *	29,713	3,882,598
Meridian Bioscience, Inc. *	16,439	500,074
Merit Medical Systems, Inc. *	14,260	773,890
Natus Medical, Inc. *	10,002	327,766
Neogen Corp. *	3,272	78,822
NuVasive, Inc. *	49,324	2,424,768
Omnicell, Inc. *	11,788	1,340,885
Orthofix Medical, Inc. *	13,767	324,075
Penumbra, Inc. *	6,937	863,795
Shockwave Medical, Inc. *	10,400	1,988,168
Tandem Diabetes Care, Inc. *	43,132	2,552,983
Varex Imaging Corp. *	11,388	243,589
		33,380,773
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc. *	24,962	1,688,180
Addus HomeCare Corp. *	4,258	354,606
Amedisys, Inc. *	23,502	2,470,530
AMN Healthcare Services, Inc. *	36,710	4,027,454
Chemed Corp.	4,658	2,186,419
Encompass Health Corp.	26,841	1,504,438
Ensign Group, Inc. (The)	14,360	1,055,029
HealthEquity, Inc. *	42,318	2,597,902
LHC Group, Inc. *	9,409	1,465,358
ModivCare, Inc. *	12,874	1,087,853
Option Care Health, Inc. *	38,629	1,073,500
R1 RCM, Inc. *	32,885	689,270
INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — continued
RadNet, Inc. *	12,181	210,488
Select Medical Holdings Corp.	2,859	67,529
		20,478,556
Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc. *	55,168	818,141
HealthStream, Inc. *	8,416	182,711
NextGen Healthcare, Inc. *	159,667	2,784,593
		3,785,445
Hotels, Restaurants & Leisure — 2.2%
BJ's Restaurants, Inc. *	6,637	143,890
Bloomin' Brands, Inc.	21,497	357,280
Boyd Gaming Corp.	23,769	1,182,508
Brinker International, Inc. *	38,529	848,794
Cheesecake Factory, Inc. (The)	15,559	411,069
Churchill Downs, Inc.	7,130	1,365,609
Cracker Barrel Old Country Store, Inc.	4,683	390,984
Dave & Buster's Entertainment, Inc. *	14,460	473,999
Dine Brands Global, Inc.	20,504	1,334,400
Golden Entertainment, Inc. *	9,709	383,991
Jack in the Box, Inc.	7,130	399,708
Light & Wonder, Inc. *	17,632	828,528
Marriott Vacations Worldwide Corp.	11,588	1,346,525
Papa John's International, Inc.	6,937	579,378
Ruth's Hospitality Group, Inc.	6,437	104,665
Six Flags Entertainment Corp. *	50,417	1,094,049
Texas Roadhouse, Inc.	16,889	1,236,275
Travel + Leisure Co.	33,178	1,287,970
Wendy's Co. (The)	36,650	691,952
Wyndham Hotels & Resorts, Inc.	53,982	3,547,697
		18,009,271
Household Durables — 1.4%
Cavco Industries, Inc. *	2,279	446,661
Helen of Troy Ltd. *	6,922	1,124,202
KB Home	25,755	732,987
La-Z-Boy, Inc.	13,064	309,747
Meritage Homes Corp. *	10,595	768,138
Taylor Morrison Home Corp. *	36,670	856,611
Tempur Sealy International, Inc.	54,975	1,174,816
Toll Brothers, Inc.	84,288	3,759,245
Tri Pointe Homes, Inc. *	146,493	2,471,337
Tupperware Brands Corp. *	15,653	99,240
Universal Electronics, Inc. *	7,823	200,034
		11,943,018
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	9

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Household Products — 0.5%
Central Garden & Pet Co. *	29,320	1,243,755
Central Garden & Pet Co., Class A *	59,033	2,361,910
Energizer Holdings, Inc.	18,818	533,490
		4,139,155
Insurance — 3.6%
Alleghany Corp. *	2,432	2,026,099
American Financial Group, Inc.	28,381	3,939,567
Assured Guaranty Ltd.	19,318	1,077,751
CNO Financial Group, Inc.	35,357	639,608
Employers Holdings, Inc.	8,616	360,924
First American Financial Corp.	38,929	2,060,123
Hanover Insurance Group, Inc. (The)	10,531	1,540,159
Kinsale Capital Group, Inc.	6,337	1,455,229
Old Republic International Corp.	81,023	1,811,674
Palomar Holdings, Inc. *	6,637	427,423
Primerica, Inc.	10,302	1,233,046
Reinsurance Group of America, Inc.	19,411	2,276,716
RenaissanceRe Holdings Ltd. (Bermuda)	25,255	3,949,124
RLI Corp.	30,213	3,522,534
Selective Insurance Group, Inc.	17,178	1,493,455
Stewart Information Services Corp.	7,030	349,743
Unum Group	59,536	2,025,415
		30,188,590
Interactive Media & Services — 0.3%
QuinStreet, Inc. *	37,936	381,636
TripAdvisor, Inc. *	27,241	484,890
Yelp, Inc. *	19,118	530,907
Ziff Davis, Inc. *	13,867	1,033,507
		2,430,940
IT Services — 1.9%
Bread Financial Holdings, Inc.	14,760	547,006
Concentrix Corp.	14,760	2,002,046
Euronet Worldwide, Inc. *	4,358	438,371
ExlService Holdings, Inc. *	9,964	1,467,996
Genpact Ltd.	100,927	4,275,268
Maximus, Inc.	18,525	1,157,998
Perficient, Inc. *	9,902	907,914
Sabre Corp. *	100,634	586,696
TTEC Holdings, Inc.	20,204	1,371,650
Unisys Corp. *	34,418	414,049
WEX, Inc. *	18,918	2,942,884
		16,111,878
INVESTMENTS	SHARES	VALUE($)

Leisure Products — 0.8%
Brunswick Corp.	25,455	1,664,248
Mattel, Inc. *	95,876	2,140,911
Polaris, Inc.	16,323	1,620,547
YETI Holdings, Inc. *	19,611	848,568
		6,274,274
Life Sciences Tools & Services — 0.7%
Bruker Corp.	28,300	1,776,108
Medpace Holdings, Inc. *	7,530	1,127,015
Repligen Corp. *	5,251	852,762
Syneos Health, Inc. *	25,455	1,824,615
		5,580,500
Machinery — 4.2%
AGCO Corp.	35,379	3,491,907
Alamo Group, Inc.	2,479	288,630
Chart Industries, Inc. *	9,902	1,657,397
Crane Holdings Co.	37,505	3,283,938
Esab Corp.	12,247	535,806
Federal Signal Corp.	16,451	585,656
Flowserve Corp.	37,443	1,071,993
Graco, Inc.	49,237	2,925,170
Hillenbrand, Inc.	30,013	1,229,332
ITT, Inc.	39,929	2,684,826
John Bean Technologies Corp.	8,516	940,337
Lincoln Electric Holdings, Inc.	30,286	3,736,081
Meritor, Inc. *	21,990	798,897
Middleby Corp. (The) *	16,046	2,011,527
Mueller Industries, Inc.	16,539	881,363
Oshkosh Corp.	34,764	2,855,515
SPX Corp. *	14,061	742,983
Standex International Corp.	3,663	310,549
Terex Corp.	41,776	1,143,409
Timken Co. (The)	27,297	1,448,106
Titan International, Inc. *	16,246	245,315
Toro Co. (The)	8,223	623,221
Wabash National Corp.	14,167	192,388
Watts Water Technologies, Inc., Class A	13,567	1,666,570
		35,350,916
Marine — 0.2%
Kirby Corp. *	14,560	885,830
Matson, Inc.	12,775	931,042
		1,816,872
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Exchange-Traded Funds	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Media — 0.6%
AMC Networks, Inc., Class A *	8,916	259,634
Cable One, Inc.	2,786	3,592,045
EW Scripps Co. (The), Class A *	16,639	207,488
Gannett Co., Inc. *	37,833	109,716
John Wiley & Sons, Inc., Class A	12,081	576,989
Loyalty Ventures, Inc. *	5,824	20,792
New York Times Co. (The), Class A	11,388	317,725
		5,084,389
Metals & Mining — 2.5%
Alcoa Corp.	53,768	2,450,745
Allegheny Technologies, Inc. *	52,796	1,198,997
Arconic Corp. *	44,313	1,242,980
Cleveland-Cliffs, Inc. *	165,351	2,541,445
Commercial Metals Co.	58,891	1,949,292
Haynes International, Inc.	15,653	512,949
Materion Corp.	12,874	949,200
Reliance Steel & Aluminum Co.	25,193	4,279,283
Royal Gold, Inc.	4,851	517,990
Steel Dynamics, Inc.	61,166	4,046,131
SunCoke Energy, Inc.	77,851	530,165
United States Steel Corp.	38,036	681,225
		20,900,402
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Ellington Financial, Inc.	13,567	199,028
KKR Real Estate Finance Trust, Inc.	80,523	1,405,127
Ready Capital Corp.	49,424	589,134
Redwood Trust, Inc.	31,099	239,773
		2,433,062
Multiline Retail — 0.8%
Big Lots, Inc.	11,888	249,291
Kohl's Corp.	68,542	2,446,264
Macy's, Inc.	155,309	2,845,261
Nordstrom, Inc.	30,306	640,366
Ollie's Bargain Outlet Holdings, Inc. *	9,902	581,742
		6,762,924
Multi-Utilities — 0.1%
NorthWestern Corp.	20,051	1,181,605
Oil, Gas & Consumable Fuels — 3.7%
Antero Midstream Corp.	79,930	723,367
Callon Petroleum Co. *	11,903	466,598
Civitas Resources, Inc.	20,204	1,056,467
CNX Resources Corp. *	54,218	892,428
INVESTMENTS	SHARES	VALUE($)

Oil, Gas & Consumable Fuels — continued
CONSOL Energy, Inc. *	9,016	445,210
Dorian LPG Ltd.	8,023	121,950
DT Midstream, Inc.	15,553	762,408
EQT Corp.	81,316	2,797,270
Equitrans Midstream Corp.	110,836	704,917
Green Plains, Inc. *	31,314	850,801
HF Sinclair Corp.	51,903	2,343,939
Matador Resources Co.	58,733	2,736,370
Murphy Oil Corp.	62,998	1,901,910
PBF Energy, Inc., Class A *	23,769	689,776
PDC Energy, Inc.	53,313	3,284,614
Range Resources Corp. *	68,742	1,701,365
REX American Resources Corp. *	1,879	159,339
SM Energy Co.	33,971	1,161,469
Southwestern Energy Co. *	292,686	1,829,288
Talos Energy, Inc. *	10,002	154,731
Targa Resources Corp.	101,227	6,040,215
World Fuel Services Corp.	17,603	360,157
		31,184,589
Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	45,759	2,398,229
Mercer International, Inc. (Germany)	13,967	183,666
		2,581,895
Personal Products — 0.5%
BellRing Brands, Inc. *	20,504	510,344
Coty, Inc., Class A *	82,702	662,443
Edgewell Personal Care Co.	16,346	564,264
elf Beauty, Inc. *	10,695	328,123
Medifast, Inc.	3,804	686,660
Nu Skin Enterprises, Inc., Class A	16,739	724,799
USANA Health Sciences, Inc. *	3,172	229,526
		3,706,159
Pharmaceuticals — 0.9%
Innoviva, Inc. *	173,827	2,565,686
Jazz Pharmaceuticals plc *	23,869	3,723,803
Prestige Consumer Healthcare, Inc. *	16,346	961,145
Supernus Pharmaceuticals, Inc. *	13,767	398,142
		7,648,776
Professional Services — 2.4%
ASGN, Inc. *	16,246	1,466,202
CACI International, Inc., Class A *	13,186	3,715,551
FTI Consulting, Inc. *	9,973	1,803,617
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	11

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Professional Services — continued
Heidrick & Struggles International, Inc.	35,557	1,150,625
Insperity, Inc.	9,409	939,300
KBR, Inc.	74,929	3,625,814
Kelly Services, Inc., Class A	11,388	225,824
Korn Ferry	39,222	2,275,660
ManpowerGroup, Inc.	34,056	2,602,219
Resources Connection, Inc.	33,307	678,464
Science Applications International Corp.	14,250	1,326,675
		19,809,951
Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc. *	86,867	853,903
Douglas Elliman, Inc.	17,632	84,457
Jones Lang LaSalle, Inc. *	20,192	3,530,773
RE/MAX Holdings, Inc., Class A	6,237	152,931
		4,622,064
Road & Rail — 1.5%
ArcBest Corp.	14,663	1,031,835
Avis Budget Group, Inc. *	13,474	1,981,756
Knight-Swift Transportation Holdings, Inc.	45,959	2,127,442
Landstar System, Inc.	20,770	3,020,374
Ryder System, Inc.	9,853	700,154
Saia, Inc. *	7,230	1,359,240
Werner Enterprises, Inc.	16,939	652,829
XPO Logistics, Inc. *	30,999	1,492,912
		12,366,542
Semiconductors & Semiconductor Equipment — 2.8%
Axcelis Technologies, Inc. *	10,202	559,478
Cirrus Logic, Inc. *	45,996	3,336,550
CMC Materials, Inc.	1,038	181,121
Cohu, Inc. *	11,788	327,117
Diodes, Inc. *	11,488	741,780
First Solar, Inc. *	45,366	3,090,786
FormFactor, Inc. *	24,762	959,032
Ichor Holdings Ltd. *	38,036	988,175
Kulicke & Soffa Industries, Inc. (Singapore)	66,093	2,829,441
MKS Instruments, Inc.	15,427	1,583,273
Photronics, Inc. *	16,739	326,076
Power Integrations, Inc.	16,539	1,240,590
Rambus, Inc. *	32,392	696,104
Semtech Corp. *	19,511	1,072,520
SMART Global Holdings, Inc. *	61,705	1,010,111
Synaptics, Inc. *	9,809	1,157,952
Ultra Clean Holdings, Inc. *	22,709	676,047
INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — continued
Universal Display Corp.	11,988	1,212,466
Veeco Instruments, Inc. *	1,960	38,024
Wolfspeed, Inc. *	18,918	1,200,347
		23,226,990
Software — 3.2%
ACI Worldwide, Inc. *	30,906	800,156
Alarm.com Holdings, Inc. *	6,044	373,882
Aspen Technology, Inc. *	8,294	1,523,442
Blackbaud, Inc. *	13,567	787,836
CDK Global, Inc.	80,200	4,392,554
Digital Turbine, Inc. *	37,343	652,382
Ebix, Inc. (a)	26,070	440,583
Envestnet, Inc. *	23,209	1,224,739
Fair Isaac Corp. *	8,278	3,318,650
InterDigital, Inc.	9,209	559,907
Manhattan Associates, Inc. *	18,718	2,145,083
NCR Corp. *	58,635	1,824,135
Paylocity Holding Corp. *	10,202	1,779,433
Progress Software Corp.	8,903	403,306
Qualys, Inc. *	9,309	1,174,237
SPS Commerce, Inc. *	9,016	1,019,259
Teradata Corp. *	29,813	1,103,379
Vonage Holdings Corp. *	73,200	1,379,088
Xperi Holding Corp.	106,191	1,532,336
		26,434,387
Specialty Retail — 3.1%
Aaron's Co., Inc. (The)	9,580	139,389
Abercrombie & Fitch Co., Class A *	16,939	286,608
American Eagle Outfitters, Inc.	60,219	673,248
Asbury Automotive Group, Inc. *	5,644	955,755
AutoNation, Inc. *	34,864	3,896,401
Bed Bath & Beyond, Inc. * (a)	31,099	154,562
Boot Barn Holdings, Inc. *	8,323	573,538
Caleres, Inc.	13,567	355,998
Cato Corp. (The), Class A	5,644	65,527
Chico's FAS, Inc. *	30,406	151,118
Children's Place, Inc. (The) *	4,293	167,084
Conn's, Inc. *	3,765	30,195
Designer Brands, Inc., Class A	19,711	257,426
Dick's Sporting Goods, Inc. (a)	19,133	1,442,054
Five Below, Inc. *	12,281	1,393,034
Foot Locker, Inc.	32,785	827,821
GameStop Corp., Class A * (a)	15,653	1,914,362
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Exchange-Traded Funds	June 30, 2022

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Specialty Retail — continued
Genesco, Inc. *	4,458	222,499
Group 1 Automotive, Inc.	5,051	857,660
Guess?, Inc. (a)	13,767	234,727
Haverty Furniture Cos., Inc.	4,788	110,986
Hibbett, Inc.	4,658	203,601
Lithia Motors, Inc., Class A	7,430	2,041,838
Murphy USA, Inc.	6,437	1,498,984
ODP Corp. (The) *	15,823	478,487
Rent-A-Center, Inc.	33,971	660,736
RH *	4,358	925,029
Sally Beauty Holdings, Inc. *	61,512	733,223
Shoe Carnival, Inc.	5,544	119,806
Signet Jewelers Ltd.	16,539	884,175
Sleep Number Corp. *	6,537	202,320
Urban Outfitters, Inc. *	20,011	373,405
Williams-Sonoma, Inc.	23,969	2,659,361
Zumiez, Inc. *	24,269	630,994
		26,121,951
Technology Hardware, Storage & Peripherals — 0.1%
3D Systems Corp. *	19,911	193,137
Diebold Nixdorf, Inc. *	24,862	56,437
Xerox Holdings Corp.	61,805	917,804
		1,167,378
Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd. *	44,866	1,839,955
Carter's, Inc.	9,409	663,146
Columbia Sportswear Co.	2,379	170,289
Crocs, Inc. *	18,325	891,878
Deckers Outdoor Corp. *	8,223	2,099,743
G-III Apparel Group Ltd. *	12,281	248,445
Kontoor Brands, Inc.	16,146	538,792
Oxford Industries, Inc.	4,358	386,729
Skechers U.S.A., Inc., Class A *	51,055	1,816,537
Steven Madden Ltd.	23,431	754,712
Unifi, Inc. *	6,237	87,692
Wolverine World Wide, Inc.	23,476	473,276
		9,971,194
Thrifts & Mortgage Finance — 1.3%
Axos Financial, Inc. *	33,378	1,196,601
Essent Group Ltd.	52,296	2,034,314
Flagstar Bancorp, Inc.	14,260	505,517
MGIC Investment Corp.	162,639	2,049,252
Mr. Cooper Group, Inc. *	42,504	1,561,597
INVESTMENTS	SHARES	VALUE($)

Thrifts & Mortgage Finance — continued
New York Community Bancorp, Inc.	132,033	1,205,461
NMI Holdings, Inc., Class A *	43,580	725,607
TrustCo Bank Corp.	5,293	163,236
Walker & Dunlop, Inc.	16,146	1,555,506
		10,997,091
Tobacco — 0.0% ^
Vector Group Ltd.	34,471	361,945
Trading Companies & Distributors — 1.9%
Applied Industrial Technologies, Inc.	11,388	1,095,184
Boise Cascade Co.	18,718	1,113,534
DXP Enterprises, Inc. *	3,665	112,259
GATX Corp.	6,337	596,692
GMS, Inc. *	50,691	2,255,749
MSC Industrial Direct Co., Inc., Class A	13,279	997,386
NOW, Inc. *	235,139	2,299,659
Univar Solutions, Inc. *	77,358	1,923,893
Veritiv Corp. *	13,074	1,419,183
Watsco, Inc.	16,508	3,942,441
		15,755,980
Water Utilities — 0.7%
American States Water Co.	10,246	835,152
California Water Service Group	13,567	753,647
Essential Utilities, Inc.	94,265	4,322,050
		5,910,849
Wireless Telecommunication Services — 0.2%
Shenandoah Telecommunications Co.	13,767	305,627
Telephone and Data Systems, Inc.	59,626	941,495
		1,247,122
Total Common Stocks (Cost $645,137,219)		807,107,860
Short Term Investments — 4.1%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $29,389,113)	29,389,113	29,389,113
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	13

JPMorgan Market Expansion Enhanced Equity ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES	VALUE($)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c) (Cost $4,706,771)	4,706,771	4,706,771
Total Short Term Investments (Cost $34,095,884)		34,095,884
Total Investments — 100.9% (Cost $679,233,103)		841,203,744
Liabilities in Excess of Other Assets — (0.9)%		(7,210,358)
NET ASSETS — 100.0%		833,993,386

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $4,411,454.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
Futures contracts outstanding as of June 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	74	09/16/2022	USD	6,322,560	(296,440)
S&P Midcap 400 E-Mini Index	82	09/16/2022	USD	18,597,600	(960,247)
					(1,256,687)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Exchange-Traded Funds	June 30, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2022

JPMorgan Market Expansion Enhanced Equity ETF
ASSETS:
Investments in non-affiliates, at value	$807,107,860
Investments in affiliates, at value	29,389,113
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	4,706,771
Deposits at broker for futures contracts	1,600,000
Receivables:
Investment securities sold	17,220,701
Dividends from non-affiliates	906,749
Dividends from affiliates	1,110
Due from adviser	654
Other assets	91,579
Total Assets	861,024,537
LIABILITIES:
Payables:
Due to custodian	51,729
Investment securities purchased	21,733,056
Collateral received on securities loaned (See Note 2.B)	4,706,771
Variation margin on futures contracts	228,646
Accrued liabilities:
Investment advisory fees	176,998
Administration fees	53,838
Printing and mailing costs	8,958
Custodian and accounting fees	4,379
Trustees’ and Chief Compliance Officer’s fees	29
Other	66,747
Total Liabilities	27,031,151
Net Assets	$833,993,386
NET ASSETS:
Paid-in-Capital	$653,931,537
Total distributable earnings (loss)	180,061,849
Total Net Assets:	$833,993,386
Outstanding number of shares (unlimited number of shares authorized - par value $0.0001) (a)	18,198,634
Net asset value, per share	$45.83
Cost of investments in non-affiliates	$645,137,219
Cost of investments in affiliates	29,389,113
Investment securities on loan, at value (See Note 2.B)	4,411,454
Cost of investment of cash collateral (See Note 2.B)	4,706,771

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022

JPMorgan Market Expansion Enhanced Equity ETF (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$511
Dividend income from non-affiliates	15,605,283
Dividend income from affiliates	57,026
Income from securities lending (net) (See Note 2.B)	45,347
Total investment income	15,708,167
EXPENSES:
Investment advisory fees	2,692,252
Administration fees	807,680
Distribution fees (See Note 3.C)	442,622
Service fees (See Note 3.D)	709,355
Custodian and accounting fees	37,969
Interest expense to affiliates	143
Professional fees	87,243
Trustees’ and Chief Compliance Officer’s fees	27,654
Printing and mailing costs	38,023
Registration and filing fees	88,402
Transfer agency fees (See Note 2.F)	34,637
Other	32,753
Total expenses	4,998,733
Less fees waived	(1,549,631)
Less expense reimbursements	(168,344)
Net expenses	3,280,758
Net investment income (loss)	12,427,409
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	98,523,480
Investments in affiliates	1,756
In-kind redemptions of investments in non-affiliates (See Note 4)	3,698,444
Futures contracts	(3,008,624)
Net realized gain (loss)	99,215,056
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(247,523,059)
Investments in affiliates	(1,527)
Futures contracts	(1,156,754)
Change in net unrealized appreciation/depreciation	(248,681,340)
Net realized/unrealized gains (losses)	(149,466,284)
Change in net assets resulting from operations	$(137,038,875)

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Exchange-Traded Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	JPMorgan Market Expansion Enhanced Equity ETF
	Year Ended June 30, 2022 (a)	Year Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	12,427,409	10,612,143
Net realized gain (loss)	99,215,056	119,551,246
Change in net unrealized appreciation/depreciation	(248,681,340)	308,518,310
Change in net assets resulting from operations	(137,038,875)	438,681,699
Total distributions to shareholders	(176,087,906)	(43,080,177)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	26,187,530	(73,377,885)
NET ASSETS:
Change in net assets	(286,939,251)	322,223,637
Beginning of period	1,120,932,637	798,709,000
End of period	833,993,386	1,120,932,637

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	JPMorgan Market Expansion Enhanced Equity ETF
	Year Ended June 30, 2022(a)	Year Ended June 30, 2021(a)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	$16,072,047	$35,618,687
Distributions reinvested	123,329,499	28,917,973
Cost of shares redeemed	(53,645,989)	(59,202,058)
Change in net assets resulting from capital transactions	85,755,557	5,334,602
Class A
Proceeds from shares issued	7,213,239	12,668,061
Distributions reinvested	17,945,255	4,485,322
Cost of shares redeemed	(41,770,683)	(29,105,766)
Change in net assets resulting from Class A capital transactions	(16,612,189)	(11,952,383)
Class C
Proceeds from shares issued	1,510,970	1,380,581
Distributions reinvested	3,548,357	1,042,705
Cost of shares redeemed	(11,945,898)	(8,236,539)
Change in net assets resulting from Class C capital transactions	(6,886,571)	(5,813,253)
Class I
Proceeds from shares issued	32,169,494	30,722,462
Distributions reinvested	23,772,565	6,557,959
Cost of shares redeemed	(83,394,480)	(96,868,508)
Change in net assets resulting from Class I capital transactions	(27,452,421)	(59,588,087)
Class R2
Proceeds from shares issued	2,031,211	2,267,590
Distributions reinvested	1,950,085	505,153
Cost of shares redeemed	(12,598,142)	(4,131,507)
Change in net assets resulting from Class R2 capital transactions	(8,616,846)	(1,358,764)
Total change in net assets resulting from capital transactions	$26,187,530	$(73,377,885)

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
(b)
Reflects reorganization from JPMorgan Market Expansion Enhanced Index Fund on May 6, 2022.  See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Exchange-Traded Funds	June 30, 2022

	JPMorgan Market Expansion Enhanced Equity ETF
	Year Ended June 30, 2022(a)	Year Ended June 30, 2021(a)
SHARES TRANSACTIONS: (b)
Issued	267,214	3,304,217
Reinvested	2,224,181	2,753,189
Redeemed	(1,008,937)	(5,521,527)
Change in Shares	1,482,458	535,879
Class A
Issued	120,263	1,153,277
Reinvested	322,868	433,577
Redeemed	(750,550)	(2,804,760)
Change in Class A Shares	(307,419)	(1,217,906)
Class C
Issued	23,706	157,825
Reinvested	63,214	127,550
Redeemed	(204,223)	(994,950)
Change in Class C Shares	(117,303)	(709,575)
Class I
Issued	541,296	2,879,898
Reinvested	427,319	620,359
Redeemed	(1,480,505)	(9,173,501)
Change in Class I Shares	(511,890)	(5,673,244)
Class R2
Issued	32,990	217,437
Reinvested	34,939	49,961
Redeemed	(230,081)	(394,703)
Change in Class R2 Shares	(162,152)	(127,305)

(a)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund ("Predecessor Fund") in a reorganization on May 6, 2022. The Predecessor Fund’s Class R6 Shares' performance and financial history have been adopted by JPMorgan Market Expansion Enhanced Equity ETF and will be used going forward. As a result, the information prior to May 6, 2022, reflects that of the Predecessor Fund's Class R6 Shares. The Predecessor Fund's Class A Shares, Class C Shares, Class I Shares and Class R2 Shares ceased operations as of the date of the reorganization. (See Note 1).
(b)
Reflects reorganization from JPMorgan Market Expansion Enhanced Index Fund on May 6, 2022.  See Note 1.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance(a)
		Investment operations			Distributions
	Net asset value beginning of period	Net investment income loss(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Market Expansion Enhanced Equity ETF(f)
Year Ended June 30, 2022	$62.87	$0.70	$(8.03)	$(7.33)	$(0.66)	$(9.05)
Year Ended June 30, 2021	41.41	0.63	23.22	23.85	(0.63)	(1.76)
Year Ended June 30, 2020	48.77	0.63	(4.82)	(4.19)	(0.68)	(2.49)
October 1, 2018 through June 30, 2019	58.92	0.54	(4.01)	(3.47)	(0.68)	(6.00)
Year Ended June 30, 2019	57.67	0.63	(3.24)	(2.61)	(0.44)	(5.95)
Year Ended June 30, 2018	56.41	0.63	7.16	7.79	(0.48)	(6.05)

(a)	Per Share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on May 6, 2022. See Note 1.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
JPMorgan Market Expansion Enhanced Equity ETF acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund (“Predecessor
Fund”) in a reorganization on May 6, 2022. Market price returns are calculated using the official closing price of the JPMorgan Market Expansion Enhanced Equity
ETF on the listing exchange as of the time that the JPMorgan Market Expansion Enhanced Equity ETF's NAV is calculated. Prior to the JPMorgan Market Expansion
Enhanced Equity ETF's listing on May 9, 2022, the NAV performance of the Class R6 and the Class I Shares of the Predecessor Fund are used as proxy market price returns.

(e)	Annualized for periods less than one year, unless otherwise noted.
(f)
JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Market Expansion Enhanced Index Fund
(“Predecessor Fund”) in a reorganization that occurred as of the close of business on May 6, 2022. Performance and financial history of the Predecessor Fund’s
Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor
Fund’s Class R6 Shares for the period October 1, 2018 (“Predecessor Fund's Class R6 Shares inception date”) up through the reorganization and the Predecessor
Fund's Class I Shares for the periods July 1, 2017 through June 30, 2018 and July 1, 2018 through June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Exchange-Traded Funds	June 30, 2022

Per share operating performance(a)			Ratios/Supplemental data
						Ratios to average net assets
Total Distributions	Net asset value, end of period	Market price, end of period	Total Return(c)	Market price total return(d)	Net asset, end of period	Net expenses(e)	Net investment income (loss)(e)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$(9.71)	$45.83	$45.82	(13.80)%	(13.81)%	$833,993,386	0.25%	1.21%	0.36%	27%
(2.39)	62.87	62.87	58.97	58.97	766,008,977	0.25	1.18	0.35	35
(3.17)	41.41	41.41	(9.65)	(9.65)	500,129,035	0.25	1.45	0.36	49
(6.68)	48.77	48.77	(4.81)	(4.81)	512,511,625	0.25	1.51	0.37	36
(6.39)	48.67	48.67	(3.56)	(3.56)	264,414,719	0.34	1.14	0.61	36
(6.53)	57.67	57.67	14.31	14.31	864,315,757	0.35	1.10	0.61	33
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
1. Organization
J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  JPMorgan Market Expansion Enhanced Equity ETF (the "Fund") is a separate diversified series of the Trust covered in this report.
As of the close of business on May 6, 2022 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees of the Trust (the “Board”), JPMorgan Market Expansion Enhanced Index Fund (a mutual fund) (the “Acquired Fund” or “Market Expansion Enhanced Index Fund”), a series of JPMorgan Trust II, was reorganized (the "Reorganization") into the Fund, a newly created exchange-traded fund. Following the Reorganization, the Acquired Fund’s performance (Class R6 Shares) and financial history were adopted by the Fund. In connection with the Reorganization, each shareholder of the Acquired Fund (except as noted below) received shares of the Fund equal in value to the number of shares of the Acquired Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of the Fund, which cash payment might have been taxable. Shareholders of the Acquired Fund who did not hold their shares through a brokerage account that could accept shares of the Fund on the Closing Date had their Acquired Fund shares liquidated, and such shareholders received cash equal in value to their Acquired Fund shares, which cash payment might have been taxable. Shareholders of the Acquired Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Acquired Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. The Fund has the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Acquired Fund. Effective as of the close of business on the Closing Date, the Acquired Fund ceased operations in connection with the consummation of the Reorganization.
Costs incurred by the Fund and the Acquired Fund associated with the Reorganization (including the legal costs associated with the Reorganization) were borne by the Adviser by waiving fees or reimbursing expenses to offset the costs incurred by the Fund and Acquired Fund associated with the Reorganization, including any brokerage fees and expenses incurred by the Fund and Acquired Fund related to the disposition and acquisition of assets as part of a Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that were incurred in the ordinary course of business were borne by the Fund and the Acquired Fund. The management fee of the Fund is the same as the management fee of the Acquired Fund. The total annual fund operating expenses of the Fund are expected to be lower than the net expenses of each share class of the Acquired Fund after taking into consideration the expense limitation agreement the Adviser has entered into with the Fund for a term ending on June 30, 2025. The Reorganization did not result in the material change to the Acquired Fund's portfolio holdings. There are no material differences in accounting policies of the Acquired Fund as compared to those of the Fund.
The Fund did not purchase or sell securities following the Reorganization for purposes of realigning its investment portfolio. Accordingly, the Reorganization of the Acquired Fund did not affect the Fund’s portfolio turnover ratio for the year ended June 30, 2022.
The investment objective of the Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
Shares of the Fund are listed and traded at market price on the NYSE Arca. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units.
Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22	J.P. Morgan Exchange-Traded Funds	June 30, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund's investments. The Administrator implements the valuation policies of the Fund's investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$841,203,744	$—	$—	$841,203,744
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,256,687)	$—	$—	$(1,256,687)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to theFund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from

June 30, 2022	J.P. Morgan Exchange-Traded Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of June 30, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$4,411,454	$(4,411,454)	$—
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived management fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$3,128
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2022**
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$35,626,262	$161,833,144	$197,455,734	$1,756	$(5,428)	$—	—	$19,645	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	58,005,698	151,000,000	208,987,249	(22,350)*	3,901	—	—	30,530*	—

24	J.P. Morgan Exchange-Traded Funds	June 30, 2022

For the year ended June 30, 2022**
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	$—	$44,815,966	$15,426,853	$—	$—	$29,389,113	29,389,113	$37,381	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	4,936,849	110,940,315	111,170,393	—	—	4,706,771	4,706,771	3,968*	—
Total	$98,568,809	$468,589,425	$533,040,229	$(20,594)	$(1,527)	$34,095,884		$91,524	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
**
As of the close of business on May 6, 2022, JPMorgan Market Expansion Enhanced Index Fund  (the "Acquired fund"), a series of JPMorgan Trust
II Funds, reorganized ("the Reorganization") into a newly created exchange-traded fund, JPMorgan Market Expansion Enhanced Equity ETF (the
"Fund"). Following the Reorganization, the Acquired Fund's performance and financial history were adopted by the Fund. The table includes transactions from the Acquired Fund for the period July 1, 2021 through May 6, 2022.

D. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price, foreign exchange and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Fund's futures contracts activity during the year ended June 30, 2022:

Futures Contracts:
Average Notional Balance Long	$21,820,943
Ending Notional Balance Long	24,920,160
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses (which are only applicable to the fees and expenses of the Acquired Fund for the period prior to the Reorganization), are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees charged to the Aquired Fund were class-specific expenses. The amount of the transfer agency fees charged to each share class of the Acquired Fund for the period July 1, 2021 through Closing Date were as follows:
	Class A	Class C	Class I	Class R2	ETF Shares	Total
Transfer agency fees	$14,555	$3,153	$3,846	$8,053	$5,030	$34,637
G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$7,066,157	$(206,171)	$(6,859,986)
The reclassifications for the Fund primarily relate to redemptions in-kind and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.G.
JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees paid to the Administrator.

26	J.P. Morgan Exchange-Traded Funds	June 30, 2022

C. Distribution Fees— Up through the Closing Date, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, served as the Acquired Fund’s principal underwriter and promoted and arranged for the sale of the Acquired Fund’s shares.
Up through the Closing Date, the Acquired Fund’s Board of Trustees had adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Acquired Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Acquired Fund did not charge a distribution fee. The Distribution Plan provided that the Acquired Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rate of the average daily net assets as shown in the table below:
Class A	Class C	Class R2
0.25%	0.75%	0.50%
In addition, up through the Closing Date, JPMDS was entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charge ("CDSC") from redemptions of Class C Shares and certain Class A Shares of the Acquired Fund for which front-end sales charges have been waived. For the period July 1, 2021 through the Closing Date, JPMDS retained front-end sales charges of $1,709 and CDSC of $0.
D. Service Fees — Up through the Closing Date, JPMorgan Trust II, on behalf of the Acquired Fund, had entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provided certain support services to fund shareholders. For performing these services, JPMDS received a fee with respect to all share classes of the Acquired Fund, except Class R6 Shares which did not charge a service fee, that was accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R2
0.25%	0.25%	0.25%	0.25%
Prior to the Closing Date, JPMDS had entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invested in the Acquired Fund. Pursuant to such contracts, JPMDS paid all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.G.
E. Custodian, Accounting and Transfer Agent Fees— JPMCB provides portfolio custody, accounting and transfer agency (effective as of the Closing Date) services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. The amounts paid directly to JPMCB by the Fund for transfer agency services are included in Transfer agency fees on the Statement of Operations.
Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of Fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Distribution Services— The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.
G. Waivers and Reimbursements— The Adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the Fund’s average daily net assets.
Prior to the Closing Date, the Adviser, Administrator and/or JPMDS had contractually agreed to waive fees and/or reimburse the Acquired Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceeded the percentages of the Acquired Funds’ respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R2	Class R6
0.60%	1.10%	0.35%	1.00%	0.25%

June 30, 2022	J.P. Morgan Exchange-Traded Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
For the year ended June 30, 2022, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers					Voluntary Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements	12b-1
$570,174	$379,212	$436,925	$1,386,311	$168,344	$141,109
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such affiliated money market funds. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund's investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 was $21,356.
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers was $855.
H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with certain other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$279,538,308	$409,318,683
For the year ended June 30, 2022, in-kind transactions associated with creations and redemptions were as follows:
In-Kind Creations	In-Kind Redemptions
$—	$8,036,475
During the year ended June 30, 2022, the Fund delivered portfolio securities for the redemption of Fund Shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$685,931,959	$215,053,806	$61,038,708	$154,015,098

28	J.P. Morgan Exchange-Traded Funds	June 30, 2022

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and tax adjustments on certain derivatives.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$43,345,176	$132,742,730	$176,087,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$10,680,175	$32,400,002	$43,080,177

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$5,355,960	$23,473,089	$154,015,098
The cumulative timing differences primarily consist of tax adjustments on certain derivatives, wash sale loss deferrals and post-October capital loss deferrals.
As of June 30, 2022, the Fund did not have any net capital loss carryforwards.
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2022, the Fund deferred to July 1, 2022 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term
$2,728,600
6. Capital Share Transactions
The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the  Statement of Changes in Net Assets.
Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund's shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Fund's registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% for the Fund of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units

June 30, 2022	J.P. Morgan Exchange-Traded Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of June 30, 2022, J.P. Morgan Investor Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:
J.P. Morgan Investor Funds
72.6%
Significant shareholder transactions by the Adviser may impact the Fund's performance.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund's holdings. During such periods, investors may incur significant losses if shares are sold.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

30	J.P. Morgan Exchange-Traded Funds	June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Market Expansion Enhanced Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Market Expansion Enhanced Equity ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	31

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (financial services and
insurance) (2017-present); Advisory
Board Member, Fiduciary Solutions,
State Street Global Advisors
(2017-present); Member, Client
Advisory Council, Financial Engines,
LLC (registered investment adviser)
(2011-2016); Director, Ford Pension
Funds Investment Management Ltd.
(2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

32	J.P. Morgan Exchange-Traded Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Fiduciary Solutions Board (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021: Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

June 30, 2022	J.P. Morgan Exchange-Traded Funds	33

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee and Vice Chair, Trout Unlimited
(2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

34	J.P. Morgan Exchange-Traded Funds	June 30, 2022

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	35

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2021)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020) (formerly Assistant Treasurer 2019-2020)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) **(formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and
Counsel,Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022)*** (formerly Secretary 2018-2022)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2014)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2019)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer
Rose LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Manolakakis has been with JPMorgan Chase since 2010.
Todd McEwen (1981), Assistant Treasurer (2020)***	Vice President, J.P. Morgan Investment Management Inc. Mr. McEwen has been with J.P. Morgan Investment Management Inc. since 2010.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

36	J.P. Morgan Exchange-Traded Funds	June 30, 2022

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Market Expansion Enhanced Equity ETF
Actual	$1,000.00	$813.30	$1.12	0.25%
Hypothetical	1,000.00	1,023.56	1.25	0.25

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	J.P. Morgan Exchange-Traded Funds	June 30, 2022

TAX LETTER
(Unaudited)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund had 29.03%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022.
Long Term Capital Gain
The fund distributed $136,241,303, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022.
Qualified Dividend Income (QDI)
The Fund had $12,766,186, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	39

BOARD APPROVAL OF INITIAL ADVISORY AGREEMENT
(Unaudited)
JPMorgan Market Expansion Enhanced Equity ETF
On July 29, 2021, the Board of Trustees (the “Board” or the “Trustees”) of JPMorgan Exchange-Traded Fund Trust (the “Trust”) held meetings and approved the initial advisory agreement (the “Advisory Agreement”) for the JPMorgan Market Expansion Enhanced Equity ETF (the “Fund”).  The meetings were held by videoconference in reliance upon the Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019.  The Advisory Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the Investment Company Act of 1940) of any party to that Advisory Agreement or any of their affiliates. In connection with the approval of the Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  The Trustees noted that the Fund was anticipated to commence operations by acquiring the assets of another fund for which the Adviser serves as investment adviser (the “Acquired Fund”).  Before voting on the proposed Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Advisory Agreement with independent legal counsel in executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. The Trustees considered information provided with respect to the Fund and the approval of the Advisory Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under its Advisory Agreement was fair and reasonable and that initial approval of the Advisory Agreement was in the best interests of the Fund and its potential shareholders.
Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the Fund’s initial Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extent, and quality of services provided by the adviser. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team to be primarily responsible for the day-to-day management of the Fund;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy of the Fund and how it fits within the Trust’s other fund offerings;
(v)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vi)
The overall reputation and capabilities of the Adviser and its affiliates;
(vii)
The commitment of the Adviser to provide high quality service to the Fund;
(viii)
Their overall confidence in the Adviser’s integrity;
(ix)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them; and
(x)
The Adviser’s business continuity plan, steps the Adviser and its affiliates would be taking to provide services to the Fund during the COVID-19 pandemic and the Adviser’s and its affiliates’ success in continuing to provide services to the other J.P. Morgan ETFs and their shareholders throughout this period
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex. The Trustees also considered the benefits to the Adviser and its affiliates from the conversion of a mutual fund to an ETF, for example, through the expansion of the Adviser’s ETF offerings.

40	J.P. Morgan Exchange-Traded Funds	June 30, 2022

The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”), an affiliate of the Adviser, roles as custodian, fund accountant and transfer agent for the Fund, including the profitability of those arrangements to JPMCB.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented a contractual expense limitation and fee waiver (“Fee Cap”) which allows the Fund’s shareholders to share potential economies of scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s ongoing investments in its business in support of the Fund, including the Adviser’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including the Fee Cap that the Adviser has in place that serves to limit the overall net expense ratio of the Fund at a competitive level, was reasonable. The Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale through the Fee Cap and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser's Other Clients
The Trustees considered the Adviser’s view that it manages five accounts (including the Acquired Fund) with a substantially similar investment strategy as that of the Fund. The Trustees concluded that the fees charged to the Fund in comparison to those charged to such other clients were reasonable.  The Trustees also considered the benefits to Acquired Fund shareholders from the fact that the total expense ratio of the
Fund, after application of the Fee Cap, would be lower than those of the Acquired Fund.
Investment Performance
The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds and concluded that the prospects for competitive future performance were acceptable. In addition, because the Fund was anticipated to commence operations by acquiring the assets of the Acquired Fund, and the Fund was to be the accounting survivor to the Acquired Fund, the Trustees were provided with performance information for the Acquired Fund.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, providing management fee rates paid by other funds in the same Morningstar category as the Fund. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Cap proposed for the Fund, and the net advisory fee rate and net expense ratio for the Fund, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Fund’s estimated net advisory fees and total expenses were in line with identified peer funds. The Trustees also considered the fees paid to JPMCB, for custody, transfer agency and other related services for the Fund and the profitability of these arrangements to JPMCB.
The Trustees considered how the Fund will be positioned against peer funds, as identified by management and/or Broadridge and noted that the Fund’s proposed advisory fee compared favorably with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed advisory fee was reasonable.

June 30, 2022	J.P. Morgan Exchange-Traded Funds	41

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J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund policies and procedures with respect to the disclosure of the Fund holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-MEEEETF-622

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)	Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Gary L. French for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $182,288

2021 – $52,068

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $33,384

2021 – $4,879

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $43,103

2021 – $13,812

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – $0

2021 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by- case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021 – $30.6 million

2020 – $30.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are John F. Finn, Gary L. French, Kathleen M. Gallagher and Raymond Kanner.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 6, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 6, 2022